$741,276,000
                                (Approximate) (2)
                                 GSAMP 2004-FM2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)

------------- ------------------- ------------ --------------- ------------ ----------------- --------- -------------- ------------
              Approximate Initial                Primary                         Initial       Average     Principal
                   Principal      Certificate   Collateral       Credit     Pass-Through-Rate   Life        Payment     S&P/Moody's
Certificates      Balance (2)         Type         Group         Support           (3)        (yrs)(4)     Window (5)     Ratings
------------- ------------------- ------------ --------------- ------------ ----------------- --------- -------------- ------------
A-2A               $271,938,000        Sr        Group II          20.500%     LIBOR + [ ]%     1.91     04/04 - 04/11   AAA/Aaa
A-2B                 30,215,000      Sr/Mez      Group II          20.500%     LIBOR + [ ]%     5.77     12/07 - 04/11   AAA/Aaa
A-3A                211,093,000        Sr        Group III         20.500%     LIBOR + [ ]%     1.49     04/04 - 09/08   AAA/Aaa
A-3B                 44,453,000        Sr        Group III         20.500%     LIBOR + [ ]%     6.24     09/08 - 04/11   AAA/Aaa
M-1                  67,898,000       Mez       All Groups         13.750%     LIBOR + [ ]%     4.89     08/07 - 04/11    AA/Aa2
M-2                  55,325,000       Mez       All Groups          8.250%     LIBOR + [ ]%     4.80     06/07 - 04/11     A/A2
M-3                  17,603,000       Mez       All Groups          6.500%     LIBOR + [ ]%     4.77     05/07 - 04/11    A-/A3
B-1                  15,089,000       Sub       All Groups          5.000%     LIBOR + [ ]%     4.76     05/07 - 04/11  BBB+/Baa1
B-2                  14,585,000       Sub       All Groups          3.550%     LIBOR + [ ]%     4.75     04/07 - 04/11   BBB/Baa2
B-3                  13,077,000       Sub       All Groups          2.250%     LIBOR + [ ]%     4.73     04/07 - 04/11  BBB-/Baa3
Total
------------- ------------------- ------------ --------------- ------------ ----------------- --------- -------------- ------------

Not Offered Certificates
------------- ------------------- ------------ --------------- ------------ ----------------- --------- -------------- ------------
  A-1                   N/A           N/A           N/A             N/A             N/A           N/A            N/A         N/A
  B-4                   N/A           N/A           N/A             N/A             N/A           N/A            N/A         N/A
------------- ------------------- ------------ --------------- ------------ ----------------- --------- -------------- ------------

      (1) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5 CPR.
      (2) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
      (3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
      (4)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
      (5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in January 2034.


Selected Mortgage Pool Data (6)

------------------------------------------------------------------ ------------------------ -------------------------
                                                   Group I                  Group II                Group III
                                         ------------------------- ------------------------ -------------------------
                                          Adjustable     Fixed     Adjustable    Fixed      Adjustable      Fixed
                                            Rate         Rate        Rate         Rate         Rate         Rate        Aggregate
                                         ------------- ----------- ------------ ----------- ------------- ----------- --------------
Scheduled Principal Balance:             $233,694,487  $72,243,233 $303,719,643 $78,274,246  $251,425,681 $71,606,608 $1,010,963,897
Number of Mortgage Loans:                       1,089          638        1,846         711           771         622          5,677
Avg. Scheduled Principal Balance:            $214,595     $113,234     $164,529    $110,090      $326,103    $115,123       $178,081
Wtd. Avg. Gross Coupon:                        7.050%       7.906%       7.388%      7.945%        7.282%      8.068%         7.412%
Wtd. Avg. Net Coupon(7):                       6.545%       7.401%       6.883%      7.440%        6.777%      7.563%         6.907%
Wtd. Avg. Original FICO Score:                    635          646          621         648           626         643            631
Wtd. Avg. Original Combined LTV Ratio(8):      84.78%       81.36%       83.08%      80.64%        84.15%      82.28%         83.17%
Wtd. Avg. Std. Remaining Term (Mo.):              357          325          357         316           357         323            349
Wtd. Avg. Seasoning (Mo.):                          3            3            3           3             3           3              3
Wtd. Avg. Months to Roll(9):                       22          N/A           21         N/A            21         N/A             21
Wtd. Avg. Gross Margin(9):                      6.93%          N/A        6.97%         N/A         6.95%         N/A          6.95%
Wtd. Avg. Initial Rate Cap(9):                  3.00%          N/A        3.00%         N/A         3.00%         N/A          3.00%
Wtd. Avg. Periodic Rate Cap(9):                 1.50%          N/A        1.50%         N/A         1.50%         N/A          1.50%
Wtd. Avg. Gross Max. Lifetime Rate(9):         14.05%          N/A       14.39%         N/A        14.29%         N/A         14.25%
------------------------------------------------------------------------------------------------------------------------------------

      (6) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
      (8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
      (9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Fremont Investment & Loan ("Fremont").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.00% and excess spread.

      o  The Mortgage Loans will be serviced by HomEq Servicing Corporation.

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates in the manner described herein. The Group I Interest Rate Cap will have an initial notional amount of $304,396,137 and a term of 32 months. (See Appendix A for Group I Interest Rate Cap details).

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSA04FM2" and on Bloomberg as "GSAMP 04 FM2".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:                   March 30, 2004

Statistical Calculation Date:            February 1, 2004

Cut-off Date:                            March 1, 2004

Expected Pricing Date:                   On or before March 10, 2004

First Distribution Date:                 April 25, 2004

Key Terms
---------
Offered Certificates:                    Class A-2, A-3, M-1, M-2, M-3, B-1, B-2
                                         and B-3 Certificates

Class A Certificates:                    Class A-1, A-2 and A-3 Certificates

Class A-2 Certificates:                  Class A-2A and A-2B Certificates

Class A-3 Certificates:                  Class A-3A and A-3B Certificates

Class M Certificates:                    Class M-1, M-2 and M-3 Certificates

Class B Certificates:                    Class B-1, B-2, B-3 and B-4
                                         Certificates

Depositor:                               GS Mortgage Securities Corp.

Manager:                                 Goldman, Sachs & Co.

Servicer:                                HomEq Servicing Corporation. Fremont
                                         will act as interim servicer. Fremont
                                         will transfer servicing to the Servicer
                                         for a portion of the Mortgage Loans in
                                         April 2004 and will transfer servicing
                                         for the remainder of the Mortgage Loans
                                         in May 2004.

Trustee:                                 Wells Fargo Bank, National Association

Servicing Fee Rate:                      50 bps

Trustee Fee Rate:                        0.5 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                       25th day of the month or the following
                                         Business Day

Interest Rate Cap Provider:              Goldman Sachs Capital Markets LP. The
                                         short-term unsecured debt obligations
                                         of the guarantor of the cap provider,
                                         The Goldman Sachs Group, Inc., are
                                         rated P-1 by Moody's Investors Service
                                         Inc., A-1 by Standard & Poor's Ratings
                                         Group and F1+ by Fitch Ratings. The
                                         long-term unsecured debt obligations of
                                         the guarantor are rated Aa3 by Moody's,
                                         A+ by S&P and AA- by Fitch

Record Date:                             For any Distribution Date, the last
                                         Business Day of the accrual period

Delay Days:                              0 day delay on all Offered Certificates

Day Count:                               Actual/360 basis

Due Period:                              The period commencing on the second day
                                         of the calendar month preceding the
                                         month in which the Distribution Date
                                         occurs and ending on the first day of
                                         the calendar month in which
                                         Distribution Date occurs.

Prepayment Period:                       The calendar month preceding the month
                                         in which the servicer remittance date
                                         occurs in the case of any Mortgage
                                         Loans interim serviced by Fremont, or
                                         either (A) with respect to any
                                         unscheduled receipt of principal (other
                                         than voluntary partial principal
                                         prepayments), the period from and
                                         including the 16th day of the month
                                         preceding the month in which such
                                         Distribution Date occurs to and
                                         including the 15th day of the month in
                                         which the Distribution Date occurs or
                                         (B) and with respect to voluntary
                                         principal prepayments in part, the
                                         calendar month prior to the
                                         Distribution Date, in the case of any
                                         Mortgage Loan serviced by the Servicer

Interest Accrual Period:                 The prior Distribution Date to the day
                                         prior to the current Distribution Date
                                         except for the initial accrual period
                                         for which interest will accrue from the
                                         Closing Date

Pricing Prepayment
Assumptions:                             Adjustable rate mortgage loans: 28% CPR
                                         Fixed rate mortgage loans: CPR starting
                                         at 10% CPR in month 1 and increasing to
                                         25% CPR in month 12 (an approximate
                                         1.364% increase per month), and
                                         remaining at 25% CPR thereafter

Mortgage Loans:                          The trust will consist of three groups
                                         of subprime, fixed and adjustable rate,
                                         first and second lien residential
                                         mortgage loans

Group I Mortgage Loans:                  Approximately $305,937,720 of Mortgage
                                         Loans with original principal balances
                                         that conform to the original principal
                                         balance limits for one- to four-family
                                         residential mortgage loan guidelines
                                         set by both Fannie Mae and Freddie Mac

Group II Mortgage Loans:                 Approximately $381,993,889 of Mortgage
                                         Loans with original principal balances
                                         that conform to the original principal
                                         balance limits for one- to four-family
                                         residential mortgage loan guidelines
                                         set by both Fannie Mae and Freddie Mac

Group III Mortgage Loans:                Approximately $323,032,288 of Mortgage
                                         Loans with original principal balances
                                         that may or may not conform to the
                                         original principal balance limits for
                                         one- to four-family residential
                                         mortgage loan guidelines set by both
                                         Fannie Mae and Freddie Mac


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                                                         7.4114%
                                    Initial Gross WAC(1):

                                    Less Fees & Expenses(2):             0.5050%

                                    Net WAC:                             6.9064%

                                    Less Initial Offered
                                     Certificate Coupon (Approx.)(3)     1.5215%
                                    --------------------------------------------
                                    Initial Excess Spread:               5.3849%

                                    (1) This amount will vary on each
                                        distribution date based on changes to
                                        the weighted average interest rate on
                                        the Mortgage Loans a well as any changes in day count.

                                    (2) Includes the servicing fee and trustee
                                        fees.

                                    (3) Assumes 1-month LIBOR equal to 1.10%
                                        initial marketing spreads and a 30-day
                                        month. This amount will vary on each
                                        distribution date based on changes to
                                        the weighted average Pass-Through-Rates
                                        on the Offered Certificates as well as
                                        any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer will be obligated to pay
                                    compensating interest equal to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments in full on the Mortgage Loans from the 16th day of the month preceding the month in which the related Distribution Date occurs through the last day of such month (mortgage loans that prepay from the 1st day of the month in which the related Distribution date occurs through the 15th day of that month will be passed through during the same month) and
                                    (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date. For the Mortgage Loans interim serviced by Fremont for a full calendar month, Fremont will be obligated to pay compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls resulting from voluntary principal prepayments in full on those Mortgage Loans during the month preceding the month in which the related Distribution
                                    Date occurs and (B) the aggregate servicing fee received by Fremont for that Distribution Date. However, during the months of April 2004 and May 2004, during which servicing of certain of the Mortgage
                                    Loans is expected to be transferred by
                                    Fremont to the Servicer, prepayments on
                                    these Mortgage Loans that occur from the 1st day of the month of the servicing transfer to the 15th day of the month of the servicing transfer will be passed through during the following month; any related prepayment interest shortfalls will not be covered by any compensating interest payments by either the Servicer or Fremont

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc. will rate all the Offered Certificates

Minimum Denomination:               $25,000 with regard to Class A Certificates,
                                    and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   It is anticipated that no Offered
                                    Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES
































This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the optional clean up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.00% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off
Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.00%.

-----------------------------------------------------------------------------
                            Initial Subordination        Step-Down Date
          Class                   Percentage               Percentage
-----------------------------------------------------------------------------
            A                       20.50%                   41.00%
           M-1                      13.75%                   27.50%
           M-2                      8.25%                    16.50%
           M-3                      6.50%                    13.00%
           B-1                      5.00%                    10.00%
           B-2                      3.55%                     7.10%
           B-3                      2.25%                     4.50%
           B-4                      1.00%                     2.00%
-----------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [ ]% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:




-----------------------------------------------------------------------------
    Distribution Date            Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------

 April 2007 - March 2008    3.250% for the first month, plus an additional
                          1/12th of 1.750% for each month thereafter (e.g.,
                                  approximately 3.396% in May 2007)

 April 2008 - March 2009    5.000% for the first month, plus an additional
                          1/12th of 1.250% for each month thereafter (e.g.,
                                  approximately 5.104% in May 2008)

 April 2009 - March 2010    6.250% for the first month, plus an additional
                          1/12th of 0.500% for each month thereafter (e.g.,
                                  approximately 6.292% in May 2009)

April 2010 and thereafter                       6.750%
-----------------------------------------------------------------------------

Step-Up Coupons. For all Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through-Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through-Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through-Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-3A Pass-Through-Rate. The Class A-3A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class A-3B Pass-Through-Rate. The Class A-3B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through-Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through-Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through-Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through-Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through-Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through-Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through-Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through-Rate (without regard to the Loan Group I or WAC Cap).

Class A-2A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-3A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3A Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3A Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap).


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-3B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3B Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-3B Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through-Rate (without regard to the WAC
Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and A-2B Certificates) to the Class A-2A and A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A and A-2B Certificates from prior Distribution Dates; and (3) from Interest Remittance Amounts related to the Group III Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-3A and A-3B Certificates) to the Class A-3A and Class A-3B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3A and Class A-3B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1),
            (2) or (3) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1), (2) or (3) above will be available to cover that shortfall;

      (ii) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Certificate Principal Balance has been reduced to zero,

(c) to the Class A-3A Certificates, the Group III Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-3B Certificates, until their Certificate Principal Balance has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, allocated pro rata between the Class A-2A and Class A-2B Certificates until the Certificate Principal Balance of such Class has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, allocated sequentially to the Class A-3A and Class A-3B Certificates until the Certificate Principal Balance of such Class has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (vi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

      (vii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.


Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates (ii) the Class A-2 Certificates and (iii) the Class A-3 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A3 Certificates are required to be allocated pro rata to the Class A3 Certificates, based on their respective Certificate Principal Balances.


Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-4 Certificates, their unpaid interest shortfall amount,

     (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-3A Basis Risk Carry Forward Amount to the Class A-3A Certificates, and any Class A-3B Basis Risk Carry Forward Amount to the Class A-3B Certificates,

      (ix) sequentially, to Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (x) also, from any available Group I Interest Rate Cap payments, sequentially to the Class A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through-Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers' Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fee and trustee fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (i) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (iii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.














This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type

                                      0-12           13-24          25-36
     Product         No Penalty      Months         Months         Months          Total
---------------     ------------    -----------   ------------   ------------  --------------
2/28 ARM             $84,238,954    $70,059,243   $501,704,359     $6,678,126    $662,680,682
2/28 IO                3,117,220      4,253,255     83,448,790              0      90,819,264
3/27 ARM               3,260,893      2,656,157      3,353,018     15,150,942      24,421,009
3/27 IO                        0        611,800      1,522,462      8,784,593      10,918,854
Fixed Rate            24,186,942     12,339,272     83,198,445    102,399,428     222,124,087
---------------     ------------    -----------   ------------   ------------  --------------
TOTAL               $114,804,009    $89,919,727   $673,227,074   $133,013,088  $1,010,963,897
===============     ============    ===========   ============   ============  ==============

                                      0-12           13-24          25-36
     Product         No Penalty      Months         Months         Months
---------------     ------------    -----------   ------------   ------------
2/28 ARM                 12.71%        10.57%         75.71%          1.01%
2/28 IO                   3.43          4.68          91.88           0.00
3/27 ARM                 13.35         10.88          13.73          62.04
3/27 IO                   0.00          5.60          13.94          80.45
Fixed Rate               10.89          5.56          37.46          46.10
---------------     ------------    -----------   ------------   ------------
TOTAL                    11.36%         8.89%         66.59%         13.16%
===============     ============    ===========   ============   ============








This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o  The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on March 2, 2004) are used
o  40% loss severity
o  There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o  Certificates are priced at par

------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss           LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                   30.92                      31.18                      32.66
                  Yield (%)                                3.4008                     2.8687                     0.0035
                  WAL                                        3.57                       3.57                       3.46
                  Modified Duration                           3.4                        3.4                       3.37
                  Principal Window                  Oct07 - Oct07              Oct07 - Oct07              Sep07 - Sep07
                  Principal Writedown           39,130.24 (0.06%)       1,412,280.55 (2.08%)      8,054,114.16 (11.86%)
                  Total Collat Loss       192,299,888.03 (19.12%)    193,492,627.54 (19.24%)    198,690,805.11 (19.75%)
------------------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                   20.33                      20.86                      22.01
                  Yield (%)                                4.3428                     3.1532                     0.0236
                  WAL                                         4.4                       4.31                       4.14
                  Modified Duration                          4.05                       4.00                       3.97
                  Principal Window                  Aug08 - Aug08              Jul08 - Jul08              Jun08 - Jun08
                  Principal Writedown            6,721.63 (0.01%)       2,982,584.74 (5.39%)      9,891,059.02 (17.88%)
                  Total Collat Loss       149,411,329.46 (14.85%)    151,542,202.56 (15.07%)    157,040,418.81 (15.61%)
------------------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                   17.58                      17.74                      18.15
                  Yield (%)                                4.5809                     3.3106                     0.0949
                  WAL                                        4.65                       4.65                       4.51
                  Modified Duration                          4.23                       4.25                       4.22
                  Principal Window                  Nov08 - Nov08              Nov08 - Nov08              Oct08 - Oct08
                  Principal Writedown           48,520.97 (0.28%)       1,183,031.91 (6.72%)      3,649,036.16 (20.73%)
                  Total Collat Loss       135,462,331.53 (13.47%)    136,447,918.21 (13.56%)    138,183,960.24 (13.74%)
------------------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                   15.37                      15.58                      15.89
                  Yield (%)                                4.9798                     3.3746                     0.0550
                  WAL                                         4.9                       4.81                       4.73
                  Modified Duration                          4.39                       4.35                       4.39
                  Principal Window                  Feb09 - Feb09              Jan09 - Jan09              Jan09 - Jan09
                  Principal Writedown           30,923.70 (0.20%)       1,283,848.48 (8.51%)      3,586,450.16 (23.77%)
                  Total Collat Loss       123,487,919.24 (12.28%)    124,204,933.91 (12.35%)    126,215,335.81 (12.55%)
------------------------------------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                   13.40                      13.57                      13.88
                  Yield (%)                                5.0967                     3.4714                     0.0089
                  WAL                                        5.07                       5.05                       4.93
                  Modified Duration                           4.5                       4.52                       4.57
                  Principal Window                  Apr09 - Apr09              Apr09 - Apr09              Apr09 - Apr09
                  Principal Writedown           59,174.86 (0.41%)       1,372,161.80 (9.41%)      3,767,581.99 (25.83%)
                  Total Collat Loss       111,413,250.97 (11.08%)    112,589,018.23 (11.19%)    114,719,413.58 (11.40%)
------------------------------------------------------------------------------------------------------------------------
    Class B-3     CDR (%)                                   11.66                      11.96                      12.21
                  Yield (%)                                6.4885                     3.4313                     0.0736
                  WAL                                        5.32                       5.17                          5
                  Modified Duration                          4.52                       4.49                       4.52
                  Principal Window                  Jul09 - Jul09              Jun09 - Jun09              Jun09 - Jun09
                  Principal Writedown            5,137.62 (0.04%)      2,233,867.14 (17.08%)      4,227,048.02 (32.32%)
                  Total Collat Loss       100,587,706.95 (10.00%)    102,280,843.65 (10.17%)    104,084,349.52 (10.35%)
------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income taxid2 benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, Loan Group III Cap, WAC Cap and Effective Loan Group I Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                Loan                                                  Effective
Distribution   Group I     Loan Group     Loan Group                 Loan Group
    Date       Cap (%)     II Cap (%)    III Cap (%)    WAC Cap (%)   I Cap (%)
------------   -------     ----------     ----------   ------------  ----------
   Apr-04      7.4963        7.7741        7.7233          7.6738      10.4260
   May-04      6.9821        7.2395        7.1930          7.1468      9.2552
   Jun-04      6.5341        6.7739        6.7310          6.6876      9.2548
   Jul-04      6.5364        6.7752        6.7330          6.6894      9.2548
   Aug-04      6.7564        7.0023        6.9592          6.9141      9.2550
   Sep-04      6.1440        6.3668        6.3280          6.2869      9.2545
   Oct-04      7.2430        7.5048        7.4596          7.4110      9.2554
   Nov-04      6.3391        6.5675        6.5283          6.4858      9.2547
   Dec-04      6.5448        6.7801        6.7400          6.6959      9.2548
   Jan-05      6.9973        7.2483        7.2057          7.1586      9.2552
   Feb-05      6.5467        6.7811        6.7414          6.6974      9.2548
   Mar-05      7.2488        7.5080        7.4642          7.4154      9.2554
   Apr-05      6.5476        6.7816        6.7421          6.6980      9.2548
   May-05      6.7662        7.0079        6.9670          6.9215      9.2550
   Jun-05      6.1514        6.3709        6.3339          6.2925      9.2545
   Jul-05      7.2503        7.5088        7.4651          7.4164      9.2554
   Aug-05      6.5489        6.7823        6.7429          6.6989      9.2548
   Sep-05      6.3446        6.5705        6.5324          6.4898      9.2547
   Oct-05      7.0070        7.2504        7.2084          7.1631      9.2552
   Nov-05      6.5725        6.7828        6.7435          6.7065      9.2548
   Dec-05      8.2825        8.6678        8.5461          8.5120      9.2547
   Jan-06      9.1381        9.5639        9.4290          9.3916      9.2552
   Feb-06      8.0294        8.4035        8.2850          8.2521      9.2545
   Mar-06      9.4620        9.9029        9.7631          9.7244      9.4620
   Apr-06      9.1373        9.5601        9.4252          9.3887      9.2552
   May-06      8.8405        9.2402        9.1098          9.0772      9.2550
   Jun-06      9.2402        9.7061        9.5417          9.5121      9.2547
   Jul-06      10.1942      10.7087        10.5269        10.4944      10.1942
   Aug-06      9.5348       10.0160        9.8459          9.8156      9.5348
   Sep-06      9.5330       10.0143        9.8441          9.8138      9.5330
   Oct-06      9.8517       10.3463        10.1704        10.1399      9.8517
  *Nov-06      8.9625        9.4041        9.2441          9.2189      9.2545
   Dec-06      11.3422      11.9170        11.6709        11.6638      11.3422
   Jan-07      11.0031      11.5189        11.3331        11.3029      11.0031
   Feb-07      10.3130      10.7967        10.6224        10.5941      10.3130
   Mar-07      11.7835      12.3365        12.1372        12.1049      11.7835
   Apr-07      10.9972      11.5117        11.3255        11.2960      10.9972
   May-07      11.0006      11.5093        11.3230        11.2953      11.0006
   Jun-07      11.3386      11.8817        11.6663        11.6479      11.3386
   Jul-07      11.7342      12.2758        12.0789        12.0484      11.7342
   Aug-07      10.6647      11.1573        10.9782        10.9504      10.6647
   Sep-07      12.1326      12.6933        12.4894        12.4578      12.1326
   Oct-07      11.7252      12.2675        12.0701        12.0397      11.7252
   Nov-07      10.9895      11.4981        11.3130        11.2845      10.9895
   Dec-07      11.7659      12.2950        12.0891        12.0685      11.7659
   Jan-08      11.7834      12.2928        12.1127        12.0805      11.7834
   Feb-08      11.4003      11.8936        11.7191        11.6880      11.4003
   Mar-08      12.1834      12.7109        12.5243        12.4910      12.1834



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                   Loan                    Loan                      Effective
 Distribution     Group I    Loan Group    Group III                 Loan Group
     Date         Cap (%)    II Cap (%)     Cap (%)    WAC Cap (%)   I Cap (%)
------------      -------    ----------    ---------   -----------   ----------
    Apr-08        11.3944      11.8882      11.7134      11.6823      11.3944
    May-08        11.0355      11.5141      11.3446      11.3145      11.0355
    Jun-08        12.2061      12.7251      12.5322      12.5057      12.2061
    Jul-08        11.8097      12.2985      12.1291      12.0959      11.8097
    Aug-08        11.4258      11.8991      11.7350      11.7028      11.4258
    Sep-08        11.4229      11.8964      11.7321      11.7000      11.4229
    Oct-08        11.0630      11.5221      11.3627      11.3316      11.0630
    Nov-08        12.2043      12.7112      12.5351      12.5009      12.2043
    Dec-08        11.4140      11.8884      11.7235      11.6915      11.4140
    Jan-09        11.4110      11.8858      11.7207      11.6887      11.4110
    Feb-09        11.7884      12.2792      12.1084      12.0754      11.7884
    Mar-09        12.6271      13.1534      12.9702      12.9349      12.6271
    Apr-09        10.7112      11.1579      11.0023      10.9724      10.7112
    May-09        12.1854      12.6941      12.5168      12.4828      12.1854
    Jun-09        11.7762      12.2683      12.0967      12.0639      11.7762
    Jul-09        11.0374      11.4990      11.3379      11.3072      11.0374
    Aug-09        12.1760      12.6857      12.5078      12.4739      12.1760
    Sep-09        11.3875      11.8647      11.6980      11.6663      11.3875
    Oct-09        11.3846      11.8620      11.6952      11.6635      11.3846
    Nov-09        11.7611      12.2547      12.0821      12.0495      11.7611
    Dec-09        10.6892      11.1382      10.9811      10.9515      10.6892
    Jan-10        12.5947      13.1243      12.9389      12.9040      12.5947
    Feb-10        11.3730      11.8516      11.6839      11.6525      11.3730
    Mar-10        12.5883      13.1186      12.9327      12.8979      12.5883
    Apr-10        11.0119      11.4763      11.3134      11.2830      11.0119
    May-10        12.1480      12.6607      12.4808      12.4473      12.1480
    Jun-10        11.3614      11.8413      11.6728      11.6415      11.3614
    Jul-10        11.3585      11.8388      11.6700      11.6387      11.3585
    Aug-10        11.7341      12.2308      12.0561      12.0239      11.7341
    Sep-10        10.6646      11.1165      10.9575      10.9282      10.6646
    Oct-10        12.5659      13.0988      12.9112      12.8767      12.5659
    Nov-10        10.9923      11.4590      11.2946      11.2645      10.9923
    Dec-10        11.3441      11.8261      11.6562      11.6251      11.3441
    Jan-11        12.1233      12.6390      12.4571      12.4240      12.1233
    Feb-11        11.3383      11.8211      11.6507      11.6197      11.3383
    Mar-11        12.5500      13.0848      12.8959      12.8617      12.5500
    Apr-11        11.3326      11.8161      11.6452      11.6144      11.3326
    May-11        11.7074      12.2074      12.0306      11.9987      11.7074
    Jun-11        10.6404      11.0953      10.9343      10.9054      10.6404
    Jul-11        12.5373      13.0738      12.8839      12.8499      12.5373
    Aug-11        11.3212      11.8062      11.6344      11.6037      11.3212
    Sep-11        10.9647      11.4348      11.2682      11.2385      10.9647
    Oct-11        12.0959      12.6151      12.4310      12.3982      12.0959
    Nov-11        11.3127      11.7988      11.6263      11.5957      11.3127
    Dec-11        10.9565      11.4277      11.2603      11.2308      10.9565
    Jan-12        12.0869      12.6073      12.4223      12.3898      12.0869
    Feb-12        10.6192      11.0769      10.9141      10.8855      10.6192
    Mar-12        12.5123      13.0523      12.8601      12.8265      12.5123
    Apr-12        11.6753      12.1796      12.0000      11.9687      11.6753
    May-12        11.6724      12.1772      11.9973      11.9660      11.6724
    Jun-12        11.2931      11.7820      11.6076      11.5774      11.2931
    Jul-12        11.6666      12.1723      11.9918      11.9606      11.6666
    Aug-12        10.6034      11.0635      10.8992      10.8709      10.6034
    Sep-12        12.0630      12.5869      12.3997      12.3676      12.0630
    Oct-12        11.6580      12.1650      11.9837      11.9526      11.6580
    Nov-12        10.9267      11.4024      11.2322      11.2031      10.9267
    Dec-12        11.6523      12.1602      11.9783      11.9474      11.6523
    Jan-13        11.6494      12.1578      11.9756      11.9447      11.6494
    Feb-13        11.2709      11.7633      11.5867      11.5569      11.2709
    Mar-13        12.4754      13.0211      12.8253      12.7923      12.4754
    Apr-13        11.2654      11.7587      11.5815      11.5518      11.2654
    May-13        10.5801      11.0439      10.8772      10.8494      10.5801

                   Loan                    Loan                      Effective
 Distribution     Group I    Loan Group    Group III                 Loan Group
     Date         Cap (%)    II Cap (%)     Cap (%)    WAC Cap (%)   I Cap (%)
------------     ----------  -----------   ----------  ------------  -----------
    Jun-13        12.4663      13.0135      12.8168      12.7840       12.4663
    Jul-13        11.6324      12.1437      11.9597      11.9291       11.6324
    Aug-13        10.9028      11.3825      11.2097      11.1811       10.9028
    Sep-13        11.6268      12.1390      11.9544      11.9240       11.6268
    Oct-13        11.6240      12.1368      11.9518      11.9214       11.6240
    Nov-13        11.2463      11.7430      11.5638      11.5344       11.2463
    Dec-13        11.2436      11.7408      11.5613      11.5320       11.2436
    Jan-14        10.8896      11.3718      11.1975      11.1692       10.8896
    Feb-14        12.0133      12.5459      12.3532      12.3220       12.0133
    Mar-14        12.4394      12.9916      12.7917      12.7594       12.4394

* Represents the final month of the Group I Interest Rate Cap agreement.

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral(1)

    Scheduled Principal Balance:                       $1,010,963,897
    Number of Mortgage Loans:                                   5,677
    Average Scheduled Principal Balance:                     $178,081
    Weighted Average Gross Coupon:                             7.412%
    Weighted Average Original FICO Score:                         631
    Weighted Average Original Combined LTV Ratio(2):           83.17%
    Weighted Average Stated Remaining Term (months):              349
    Weighted Average Seasoning (months):                            3
    Weighted Average Months to Roll(3):                            21
    Weighted Average Gross Margin(3):                           6.95%
    Weighted Average Initial Rate Cap(3):                       3.00%
    Weighted Average Periodic Rate Cap(3):                      1.50%
    Weighted Average Gross Maximum Lifetime Rate(3):           14.25%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of                                           Avg.
                                                     Pool By    Weighted     Weighted     Avg.       Original                 Pct.
Current Principal     Number Of       Principal     Principal  Avg. Gross    Avg.         Principal  Combined   Pct. Full    Owner
     Balance            Loans          Balance       Balance     Coupon      Orig. FICO    Balance      LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 816   $   21,123,120     2.09%       11.729%        631       $   25,886   97.72%      58.95%    97.31%
$50,001 - $75,000            413       26,071,083     2.58         9.888         630           63,126   87.85       64.32     84.74
$75,001 - $100,000           455       40,177,504     3.97         8.753         622           88,302   84.40       72.71     80.65
$100,001 - $125,000          466       52,631,966     5.21         7.982         620          112,944   82.47       77.20     79.30
$125,001 - $150,000          462       63,775,436     6.31         7.742         619          138,042   80.11       71.91     85.24
$150,001 - $200,000        1,086      189,474,376    18.74         7.285         622          174,470   81.23       74.40     86.97
$200,001 - $250,000          639      142,799,254    14.13         7.210         626          223,473   81.58       68.17     89.08
$250,001 - $300,000          467      128,449,085    12.71         7.025         634          275,052   83.38       71.35     87.47
$300,001 - $350,000          308       99,795,497     9.87         7.103         637          324,011   84.11       67.27     89.24
$350,001 - $400,000          234       88,034,908     8.71         7.063         640          376,218   85.44       64.30     86.75
$400,001 - $450,000          126       53,426,410     5.28         6.897         647          424,019   86.47       66.13     94.39
$450,001 - $500,000          141       67,800,041     6.71         6.869         643          480,851   81.84       72.31     92.92
$500,001 - $550,000           25       13,253,580     1.31         6.472         641          530,143   83.59       96.14    100.00
$550,001 - $600,000           27       15,577,251     1.54         6.715         646          576,935   81.41       66.54    100.00
$600,001 - $650,000            3        1,841,031     0.18         6.010         671          613,677   83.34      100.00    100.00
$650,001 & Above               9        6,733,356     0.67         6.421         649          748,151   76.85      100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      5,677   $1,010,963,897   100.00%        7.412%        631      $   178,081   83.17%      70.69%    88.21%
====================================================================================================================================

                          Distribution by Current Rate

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Current Rate      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%            58   $   15,368,310        1.52%        5.205%          692   $ 264,971      78.06%      98.82%        95.65%
5.50- 5.99%           276       72,738,618        7.19         5.799           669     263,546      80.17       91.07         96.35
6.00- 6.49%           509      129,973,593       12.86         6.265           655     255,351      79.92       83.38         90.56
6.50- 6.99%         1,060      257,293,370       25.45         6.781           638     242,730      82.06       76.36         87.72
7.00- 7.49%           664      144,718,509       14.31         7.238           626     217,950      84.35       73.30         82.30
7.50- 7.99%           816      161,100,227       15.94         7.750           619     197,427      84.86       61.87         82.74
8.00- 8.49%           484       84,697,039        8.38         8.250           616     174,994      86.79       50.16         90.60
8.50- 8.99%           393       61,589,171        6.09         8.723           587     156,715      82.14       55.27         88.69
9.00- 9.49%           119       16,791,350        1.66         9.221           585     141,104      80.20       50.01         93.97
9.50- 9.99%           118       11,153,934        1.10         9.798           590      94,525      79.62       54.68         95.29
10.00-10.49%           79        6,537,457        0.65        10.217           574      82,753      79.18       61.84         85.28
10.50-10.99%          304       18,197,321        1.80        10.772           609      59,860      91.17       83.80         98.24
11.00-11.49%          133        7,504,622        0.74        11.256           605      56,426      84.40       69.54         99.15
11.50-11.99%          209        8,743,543        0.86        11.745           624      41,835      91.47       51.84         97.63
12.00-12.49%          219        4,934,371        0.49        12.139           628      22,531      94.09       46.55         95.71
12.50-12.99%          101        4,609,576        0.46        12.799           637      45,639      97.11        5.26         92.08
13.00-13.49%           80        3,212,326        0.32        13.178           636      40,154      99.85        0.50        100.00
13.50 & Above          55        1,800,560        0.18        13.782           632      32,737      99.93        0.76        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Credit Score


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Credit Score      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above           197   $   40,115,010        3.97%        6.823%          761   $ 203,629      84.86%      74.57%        63.83%
720-739               168       30,574,459        3.02         6.999           728     181,991      85.62       60.58         78.28
700-719               263       56,233,126        5.56         7.025           709     213,814      87.69       62.69         80.75
680-699               391       80,711,972        7.98         7.003           688     206,424      85.93       61.20         82.82
660-679               557      113,063,184       11.18         7.056           669     202,986      84.79       61.81         86.32
640-659               754      132,915,153       13.15         7.236           650     176,280      85.99       66.02         85.57
620-639               853      131,276,816       12.99         7.573           630     153,900      85.18       68.56         89.49
600-619               773      115,620,314       11.44         7.500           609     149,573      85.19       79.87         90.62
580-599               577      107,156,197       10.60         7.330           590     185,713      81.01       81.74         94.95
560-579               399       72,377,058        7.16         7.633           570     181,396      79.35       84.11         95.00
540-559               317       56,575,742        5.60         7.959           551     178,472      77.27       71.58         95.83
520-539               220       39,393,368        3.90         8.389           530     179,061      72.18       74.68         97.14
500-519               200       34,053,134        3.37         8.692           510     170,266      72.10       67.03         95.64
N/A                     8          898,364        0.09        10.344           N/A     112,295      52.40       44.47         91.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                           Distribution by Lien Status

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Lien Status       Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens         4,538   $  965,393,091       95.49%        7.220%          630   $ 212,735      82.40%      71.16%        87.69%
Second Liens        1,139       45,570,807        4.51        11.462           642      40,009      99.45       60.84         99.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Original LTV

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Original LTV      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below         58   $    7,564,321        0.75%        7.875%          615   $ 130,419      32.58%      64.67%        90.01%
40.01 - 50.00%         71       11,208,595        1.11         7.486           592     157,868      46.00       60.53         82.73
50.01 - 60.00%        168       32,208,500        3.19         7.210           601     191,717      55.88       57.46         90.81
60.01 - 70.00%        464       94,880,695        9.39         7.515           601     204,484      66.55       54.43         87.12
70.01 - 80.00%      1,517      317,181,573       31.37         7.066           626     209,085      78.46       64.97         92.48
80.01 - 85.00%        353       73,570,270        7.28         7.211           614     208,414      84.40       76.75         90.07
85.01 - 90.00%      1,322      294,302,434       29.11         7.077           639     222,619      89.82       88.24         76.59
90.01 - 95.00%        494       61,355,907        6.07         7.547           642     124,202      94.70       86.52         97.89
95.01 - 100.00%     1,229      118,662,123       11.74         9.154           664      96,552      99.95       48.44         99.99
100.00 - 110.00%        1           29,479        0.00        11.750           613      29,479     103.00      100.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      79.53%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Documentation

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Documentation     Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc            4,010   $  714,662,688       70.69%        7.197%          627   $ 178,220      83.97%     100.00%        86.70%
Stated Doc          1,541      268,577,029       26.57         7.997           643     174,287      81.47        0.00         92.08
Easy Doc              126       27,724,180        2.74         7.263           615     220,033      78.85        0.00         89.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Loan            Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Purpose           Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi        2,646   $  544,802,195       53.89%        7.301%          612   $ 205,897      79.16%      71.68%        91.21%
Purchase            2,864      429,419,360       42.48         7.581           654     149,937      88.43       69.44         84.13
Refinance             167       36,742,343        3.63         7.063           635     220,014      81.08       70.67         91.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Occupancy       Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Status            Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied      4,969   $  891,747,686       88.21%        7.419%          626   $ 179,462      83.20%      69.48%       100.00%
Non-Owner Occupied    632      104,499,628       10.34         7.416           666     165,348      83.00       81.29          0.00
Second Home            76       14,716,584        1.46         6.906           651     193,639      82.18       68.70          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Property Type

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Property        Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Type              Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family       4,773   $  819,822,584       81.09%        7.431%          627   $ 171,763      83.26%      71.79%        91.13%
2-4 Unit              578      133,455,179       13.20         7.347           651     230,891      81.95       63.34         71.95
Condo                 326       57,686,135        5.71         7.287           646     176,951      84.59       72.06         84.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                              Distribution by State

                                                                                                 Weighted
                                                           Weighted                                Avg.
                                             Pct. Of Pool    Avg.        Weighted      Avg.      Original
                Number Of     Principal      By Principal   Gross          Avg.      Principal   Combined    Pct. Full   Pct. Owner
State             Loans        Balance        Balance       Coupon      Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California
(Southern)          1,154   $  240,710,974       23.81%        7.114%          637   $ 208,588      82.00%      70.31%        87.85%
California
(Northern)            819      173,390,094       17.15         7.220           637     211,710      83.51       74.80         89.25
New York              456      108,800,927       10.76         7.236           635     238,599      79.85       59.92         90.22
Florida               554       75,845,024        7.50         7.759           624     136,904      85.07       70.03         86.12
New Jersey            305       61,479,345        6.08         7.562           620     201,572      79.22       61.51         90.13
Illinois              330       52,840,046        5.23         7.734           634     160,121      87.47       63.06         87.27
Massachusetts         141       33,513,692        3.32         7.622           629     237,686      81.52       61.84         91.26
Maryland              161       24,871,932        2.46         7.618           609     154,484      83.58       75.40         91.29
Colorado              153       23,319,521        2.31         7.425           628     152,415      86.98       83.63         91.44
Connecticut           132       20,571,368        2.03         7.666           626     155,844      83.14       74.43         90.40
Minnesota             134       19,893,311        1.97         7.448           631     148,458      86.31       82.70         78.21
Others              1,338      175,727,662       17.38         7.711           624     131,336      85.14       77.13         86.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================


                            Distribution by Zip Code

                                                                                                 Weighted
                                                           Weighted                                Avg.
                                             Pct. Of Pool    Avg.        Weighted      Avg.      Original
                Number Of     Principal      By Principal   Gross          Avg.      Principal   Combined    Pct. Full   Pct. Owner
Zip Codes         Loans        Balance          Balance     Coupon      Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
95023                   9   $    3,172,249        0.31%        6.877%          605   $ 352,472      82.18%      80.42%       100.00%
94531                  13        3,084,928        0.31         7.046           632     237,302      86.75       84.26        100.00
95758                  17        3,041,282        0.30         7.226           639     178,899      84.55       72.60         87.24
95377                  10        3,037,525        0.30         7.003           643     303,753      89.54       97.27         91.50
11236                  10        2,754,388        0.27         6.948           658     275,439      80.26       50.80        100.00
94585                  15        2,677,307        0.26         7.489           622     178,487      87.84       85.05        100.00
95206                  17        2,631,632        0.26         7.272           639     154,802      87.96       78.93         90.64
91709                   8        2,567,194        0.25         6.881           606     320,899      83.43       88.75        100.00
92656                   7        2,511,096        0.25         6.641           631     358,728      85.89       92.56        100.00
94541                  10        2,454,934        0.24         6.994           602     245,493      74.97       59.35         87.98
Others              5,561      983,031,362       97.24         7.422           631     176,772      83.13       70.45         87.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                             Weighted                              Avg.
Remaining                                      Pct. Of Pool    Avg.      Weighted      Avg.      Original
Months To         Number Of     Principal      By Principal   Gross        Avg.      Principal   Combined    Pct. Full   Pct. Owner
Maturity            Loans        Balance        Balance       Coupon    Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months          480   $   14,262,249        1.41%        9.703%        637   $  29,713      84.96%      62.44%        91.72%
181 - 240 Months        717       42,117,189        4.17        10.874         643      58,741      95.74       61.41        100.00
241 - 360 Months      4,480      954,584,459       94.42         7.225         630     213,077      82.58       71.22         87.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 5,677   $1,010,963,897      100.00%        7.412%        631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                          Distribution by Amortization

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Amortization      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM            3,249   $  662,680,682       65.55%        7.404           622   $ 203,965      83.44%      66.56%        85.76%
2/28 IO               309       90,819,264        8.98         6.442           651     293,913      86.12       97.61         99.46
3/27 ARM              112       24,421,009        2.42         6.681           653     218,045      80.90       77.44         87.13
3/27 IO                36       10,918,854        1.08         6.183           672     303,302      82.89       88.05        100.00
Fixed               1,971      222,124,087       21.97         7.972           646     112,696      81.40       70.42         90.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Periodic Cap      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               3,706   $  788,839,810       78.03%        7.254%          627   $ 212,855      83.66%      70.77%        87.58%
N/A                 1,971      222,124,087       21.97         7.972           646     112,696      81.40       70.42         90.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      79.53%      70.69%        88.21%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Months To       Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Rate Reset        Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24               3,558   $  753,499,947       74.53%        7.288%          625   $ 211,776      83.76%      70.30%        87.41%
25-36                 148       35,339,864        3.50         6.527           659     238,783      81.52       80.72         91.10
N/A                 1,971      222,124,087       21.97         7.972           646     112,696      81.40       70.42         90.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Life Maximum    Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
    Rate          Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below        332   $   87,683,772        8.67%        5.695%          673   $ 264,108      79.89%      92.63%        96.21%
13.00-13.49%          352       90,535,318        8.96         6.259           647     257,203      82.69       83.78         88.14
13.50-13.99%          791      191,310,499       18.92         6.782           634     241,859      84.18       76.92         86.07
14.00-14.49%          543      118,697,580       11.74         7.238           622     218,596      85.79       73.35         84.31
14.50-14.99%          675      134,267,266       13.28         7.746           617     198,914      85.79       62.40         82.25
15.00-15.49%          419       75,092,105        7.43         8.250           616     179,217      87.38       47.23         91.98
15.50-15.99%          336       55,843,733        5.52         8.719           585     166,202      82.31       54.28         89.64
16.00-16.99%          149       21,799,899        2.16         9.395           572     146,308      76.75       43.61         93.70
17.00% & Above        109       13,609,638        1.35        10.890           538     124,859      63.84       57.91         87.92
N/A                 1,971      222,124,087       21.97         7.972           646     112,696      81.40       70.42         90.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                             Distribution by Margin

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Margin            Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below          16   $    3,846,674        0.38%        5.000%          712   $ 240,417      74.34%     100.00%        94.79%
6.00- 6.49%            84       23,089,025        2.28         5.387           688     274,869      78.86       98.89         96.73
6.50- 6.99%         3,606      761,904,111       75.36         7.322           624     211,288      83.86       69.77         87.26
N/A                 1,971      222,124,087       21.97         7.972           646     112,696      81.40       70.42         90.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               5,677   $1,010,963,897      100.00%        7.412%          631   $ 178,081      83.17%      70.69%        88.21%
====================================================================================================================================

                        The Group I All Mortgage Loans(1)

     Scheduled Principal Balance:                             $305,937,720
     Number of Mortgage Loans:                                       1,727
     Average Scheduled Principal Balance:                         $177,150
     Weighted Average Gross Coupon:                                  7.252%
     Weighted Average Original FICO Score:                             637
     Weighted Average Original Combined LTV Ratio(2):                83.98%
     Weighted Average Stated Remaining Term (months):                  349
     Weighted Average Seasoning (months):                                3
     Weighted Average Months to Roll(3):                                22
     Weighted Average Gross Margin(3):                                6.93%
     Weighted Average Initial Rate Cap(3):                            3.00%
     Weighted Average Periodic Rate Cap(3):                           1.50%
     Weighted Average Gross Maximum Lifetime Rate(3):                14.05%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                                                                                             Weighted
                                                       Pct. Of                                                 Avg.
Current                                                Pool By       Weighted      Weighted      Avg.        Original
Principal               Number Of      Principal      Principal     Avg. Gross       Avg.      Principal     Combined
Balance                   Loans         Balance        Balance        Coupon      Orig. FICO    Balance        LTV
------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                259       $  6,248,423         2.04%       12.023%       631       $ 24,125        98.37%
$50,001 - $75,000            90          5,782,397         1.89        11.176        643         64,249        93.48
$75,001 - $100,000           73          6,357,505         2.08         9.418        645         87,089        88.15
$100,001 - $125,000          79          8,947,645         2.92         7.552        637        113,261        81.38
$125,001 - $150,000         117         16,280,159         5.32         7.561        634        139,147        83.32
$150,001 - $200,000         382         67,143,321        21.95         7.038        632        175,768        82.89
$200,001 - $250,000         308         69,047,509        22.57         6.980        634        224,180        83.85
$250,001 - $300,000         263         72,457,848        23.68         6.879        637        275,505        83.30
$300,001 - $350,000         101         31,803,609        10.40         6.910        641        314,887        83.90
$350,001 - $400,000          39         14,745,845         4.82         7.174        648        378,099        82.96
$400,001 - $450,000           9          3,711,730         1.21         6.989        683        412,414        87.96
$450,001 - $500,000           6          2,847,370         0.93         7.117        674        474,562        80.94
$550,001 - $600,000           1            564,359         0.18         6.400        653        564,359        90.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                     1,727       $305,937,720       100.00%        7.252%       637       $177,150        83.98%
======================================================================================================================

(Table continues below)

Current
Principal                Pct. Full    Pct. Owner
Balance                  Loan Doc      Occupied
-------------------------------------------------
$0 - $50,000               47.86%        97.47%
$50,001 - $75,000          29.84         93.08
$75,001 - $100,000         57.48         75.64
$100,001 - $125,000        77.30         67.35
$125,001 - $150,000        74.35         80.51
$150,001 - $200,000        75.19         83.45
$200,001 - $250,000        72.09         87.43
$250,001 - $300,000        74.88         85.31
$300,001 - $350,000        70.27         86.98
$350,001 - $400,000        63.62         64.56
$400,001 - $450,000        33.79         88.05
$450,001 - $500,000        66.83        100.00
$550,001 - $600,000       100.00        100.00
-------------------------------------------------
TOTAL                      71.05%        84.17%
=================================================

                          Distribution by Current Rate


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Current Rate      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%            39   $    9,196,518        3.01%        5.182%          700   $ 235,808      78.21%      98.03%        92.73%
5.50- 5.99%           117       25,785,783        8.43         5.798           662     220,391      80.32       90.05         96.62
6.00- 6.49%           191       42,866,315       14.01         6.282           651     224,431      80.96       85.75         83.37
6.50- 6.99%           363       82,349,354       26.92         6.769           639     226,858      81.75       75.60         81.52
7.00- 7.49%           213       45,532,046       14.88         7.236           629     213,765      85.62       76.33         78.54
7.50- 7.99%           243       49,555,863       16.20         7.745           623     203,934      86.50       63.89         79.02
8.00- 8.49%           108       20,678,798        6.76         8.270           634     191,470      89.25       36.72         93.29
8.50- 8.99%            68       12,545,045        4.10         8.661           595     184,486      82.66       45.36         79.98
9.00- 9.49%             8        1,367,054        0.45         9.190           586     170,882      81.87       51.10        100.00
9.50- 9.99%             4          668,130        0.22         9.729           529     167,032      72.17       27.35         83.86
10.00-10.49%            6          744,483        0.24        10.154           525     124,081      69.36       49.65        100.00
10.50-10.99%            5          849,454        0.28        10.544           534     169,891      65.77       35.80         74.43
11.00-11.49%           51        2,327,506        0.76        11.308           636      45,637      96.99       67.41        100.00
11.50-11.99%          113        4,854,592        1.59        11.749           641      42,961      98.97       44.67         98.77
12.00-12.49%          119        2,909,380        0.95        12.157           638      24,449      98.66       32.77         96.88
12.50-12.99%           74        3,460,039        1.13        12.787           645      46,757      99.78        4.82         99.78
13.00-13.49%            5          247,362        0.08        13.000           627      49,472     100.00        0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                          Distribution by Credit Score

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Credit Score      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above            75   $   14,113,320        4.61%        6.804%          762   $ 188,178      86.93%      79.62%        50.39%
720-739                62       12,036,297        3.93         6.815           728     194,134      85.39       65.65         76.17
700-719                84       17,151,883        5.61         7.055           709     204,189      88.73       57.06         81.64
680-699               140       29,087,965        9.51         6.913           689     207,771      85.68       62.42         79.61
660-679               193       35,657,156       11.66         7.190           668     184,752      85.16       53.79         80.87
640-659               255       43,705,810       14.29         7.152           650     171,395      86.82       66.18         80.98
620-639               250       38,251,966       12.50         7.459           630     153,008      85.13       71.15         85.15
600-619               235       33,287,813       10.88         7.384           609     141,650      85.70       85.04         87.63
580-599               163       29,005,235        9.48         7.111           590     177,946      81.41       87.56         96.81
560-579               105       21,223,736        6.94         7.332           571     202,131      78.65       84.98         94.69
540-559                81       16,336,942        5.34         7.724           552     201,691      78.38       73.37         94.24
520-539                42        8,060,154        2.63         7.740           530     191,908      73.47       83.35         93.55
500-519                39        7,600,890        2.48         8.401           509     194,895      72.71       57.01         87.25
N/A                     3          418,553        0.14         9.798           N/A     139,518      63.85       42.48         81.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                           Distribution by Lien Status

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Lien Status       Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens         1,367   $  292,339,466       95.56%        7.028%          637   $ 213,855      83.26%      72.71%        83.48%
Second Liens          360       13,598,254        4.44        12.056           642      37,773      99.29       35.34         98.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Combined        Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Original LTV      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below         10        1,197,512        0.39         7.284           646     119,751      34.84       31.42         72.39
40.01 - 50.00%         20        3,326,407        1.09         7.118           608     166,320      46.04       74.06         65.41
50.01 - 60.00%         51       10,356,781        3.39         6.783           607     203,074      55.60       73.43         86.13
60.01 - 70.00%        122       26,657,296        8.71         7.179           601     218,502      66.53       56.78         85.00
70.01 - 80.00%        426       91,008,123       29.75         6.776           637     213,634      78.63       64.69         90.41
80.01 - 85.00%         95       21,121,108        6.90         6.981           623     222,327      84.37       84.00         85.52
85.01 - 90.00%        422       89,963,930       29.41         6.981           642     213,185      89.82       90.98         67.43
90.01 - 95.00%        180       18,393,034        6.01         7.539           640     102,184      94.64       84.98         97.65
95.01 - 100.00%       401       43,913,529       14.35         8.967           664     109,510      99.92       40.27         99.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      80.38%      71.05%        84.17%
====================================================================================================================================


                          Distribution by Documentation

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Documentation     Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc            1,187   $  217,361,384       71.05%        6.960%          633   $ 183,118      84.13%     100.00%        81.34%
Stated Doc            500       81,381,099       26.60         8.041           652     162,762      83.94        0.00         91.39
Easy Doc               40        7,195,237        2.35         7.147           614     179,881      79.81        0.00         87.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================


                          Distribution by Loan Purpose


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Loan Purpose      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          724   $  151,390,384       49.48%        7.075%          617   $ 209,103      80.01%      74.59%        87.78%
Purchase              953      143,945,469       47.05         7.463           658     151,045      88.56       67.12         80.53
Refinance              50       10,601,867        3.47         6.916           644     212,037      78.46       73.88         81.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                        Distribution by Occupancy Status


                                                                                                   Weighted
                                                 Pct. Of                                             Avg.
                                                 Pool By      Weighted     Weighted      Avg.      Original
Occupancy          Number Of     Principal      Principal    Avg. Gross   Avg. Orig.   Principal   Combined    Pct. Full  Pct. Owner
Status               Loans        Balance        Balance       Coupon        FICO       Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         1,469   $  257,496,413      84.17%        7.270%         632   $ 175,287      84.14%      68.66%      100.00%
Non-Owner
  Occupied               230       43,105,851      14.09         7.214          671     187,417      83.47       84.17         0.00
Second Home               28        5,335,457       1.74         6.693          638     190,552      80.17       80.28         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,727   $  305,937,720     100.00%        7.252%         637   $ 177,150      83.98%      71.05%       84.17%
====================================================================================================================================

                          Distribution by Property Type

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Property        Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full Pct. Owner
Type              Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family       1,392   $  229,735,352       75.09%        7.284%          631   $ 165,040      84.01%      71.88%        89.06%
2-4 Unit              208       51,972,780       16.99         7.125           657     249,869      82.82       67.15         63.27
Condo                 127       24,229,589        7.92         7.215           651     190,781      86.12       71.52         82.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                              Distribution by State

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full    Pct. Owner
State             Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California
(Southern)            421   $   80,813,295       26.41%        7.136%          638   $ 191,956      81.81%      67.88%        82.12%
California
(Northern)            267       50,633,412       16.55         7.126           638     189,638      81.68       71.78         83.16
New York              134       29,114,415        9.52         7.075           638     217,272      81.73       64.46         85.30
Illinois              119       20,963,533        6.85         7.611           650     176,164      89.45       60.06         83.70
Florida               142       19,967,911        6.53         7.453           625     140,619      87.46       76.59         90.51
Massachusetts          48       12,115,527        3.96         7.334           644     252,407      84.29       64.42         91.62
New Jersey             61       11,245,692        3.68         7.398           621     184,356      79.92       62.89         90.71
Hawaii                 41       10,544,187        3.45         6.958           651     257,175      81.27       76.39         75.13
Colorado               57        9,100,898        2.97         7.220           628     159,665      85.84       90.50         86.41
Minnesota              49        7,497,656        2.45         7.048           656     153,013      89.03       87.15         69.17
Connecticut            37        5,874,999        1.92         7.313           633     158,784      83.39       77.98         88.06
Others                351       48,066,195       15.71         7.485           633     136,941      87.94       77.45         85.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================


                            Distribution by Zip Code

                                                                                                 Weighted
                                                           Weighted                                Avg.
                                             Pct. Of Pool    Avg.        Weighted      Avg.      Original
                Number Of     Principal      By Principal   Gross          Avg.      Principal   Combined    Pct. Full   Pct. Owner
Zip Codes         Loans        Balance          Balance     Coupon      Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
96740                   7   $    1,857,028        0.61%        6.688%          651   $ 265,290      86.54%      85.50%        71.68%
95758                   8        1,680,686        0.55         6.783           626     210,086      82.76       72.05         88.78
94531                   5        1,475,417        0.48         6.433           615     295,083      81.63      100.00        100.00
91724                   6        1,353,493        0.44         6.407           628     225,582      74.87      100.00        100.00
92592                   6        1,324,187        0.43         6.866           643     220,698      86.59       94.60         66.29
91722                   6        1,316,189        0.43         7.230           622     219,365      81.19       86.45         84.07
95376                   6        1,277,110        0.42         7.312           656     212,852      89.24      100.00         67.66
91709                   5        1,186,593        0.39         6.939           598     237,319      84.23       75.66        100.00
02128                   3        1,134,522        0.37         7.483           688     378,174      89.19       71.60        100.00
95336                   7        1,103,620        0.36         8.122           606     157,660      83.12       62.76        100.00
Others              1,668      292,228,875       95.52         7.265           637     175,197      83.98       70.38         84.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                             Weighted                              Avg.
Remaining                                    Pct. Of Pool      Avg.      Weighted      Avg.      Original
Months To         Number Of     Principal    By Principal     Gross        Avg.      Principal   Combined    Pct. Full   Pct. Owner
Maturity            Loans        Balance        Balance       Coupon    Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months        172   $    4,285,598        1.40%       10.213%          627   $  24,916      85.54%      62.64%        94.50%
181 - 240 Months      202       11,829,974        3.87        11.601           643      58,564      96.50       30.49        100.00
241 - 360 Months    1,353      289,822,148       94.73         7.030           637     214,207      83.44       72.83         83.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      80.98%      71.05%        84.17%
====================================================================================================================================

                        Distribution by Amortization Type

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Amortization    Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
    Type          Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM              927   $  195,942,069       64.05%        7.196%          630   $ 211,372      84.93%      67.61%        81.25%
2/28 IO                99       23,160,776        7.57         6.269           652     233,947      85.11       97.83        100.00
3/27 ARM               48       10,756,958        3.52         6.472           662     224,103      83.27       73.74         82.69
3/27 IO                15        3,834,684        1.25         5.909           671     255,646      79.44      100.00        100.00
Fixed                 638       72,243,233       23.61         7.906           646     113,234      81.36       69.85         86.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                          Distribution by Periodic Cap


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Periodic Cap      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               1,089   $  233,694,487       76.39%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
N/A                   638       72,243,233       23.61         7.906           646     113,234      81.36       69.85         86.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Months To       Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Rate Reset        Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24               1,026   $  219,102,845       71.62%        7.098%          633   $ 213,551      84.95%      70.80%        83.23%
25-36                  63       14,591,642        4.77         6.324           664     231,613      82.26       80.64         87.24
N/A                   638       72,243,233       23.61         7.906           646     113,234      81.36       69.85         86.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Life Maximum    Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
    Rate          Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below        155   $   34,768,261       11.36%        5.634%          672   $ 224,311      79.91%      92.72%        95.57%
13.00-13.49%          131       29,300,291        9.58         6.276           643     223,666      84.13       87.98         77.60
13.50-13.99%          258       58,602,547       19.16         6.766           638     227,142      84.29       74.78         78.73
14.00-14.49%          165       35,223,869       11.51         7.239           622     213,478      87.39       73.69         84.09
14.50-14.99%          198       41,224,135       13.47         7.754           623     208,203      87.23       63.32         78.76
15.00-15.49%           97       19,220,738        6.28         8.268           635     198,152      89.51       32.63         94.64
15.50-15.99%           60       11,524,900        3.77         8.661           591     192,082      82.83       44.48         79.77
16.00-16.99%           12        2,035,184        0.67         9.367           572     169,599      78.68       43.31         94.70
17.00% & Above         13        1,794,562        0.59        10.453           532     138,043      67.15       40.40         87.89
N/A                   638       72,243,233       23.61         7.906           646     113,234      81.36       69.85         86.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                             Distribution by Margin

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Margin            Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below          13   $    2,989,318        0.98%        5.000%          705   $ 229,948      74.97%     100.00%        93.29%
6.00- 6.49%            40        9,297,181        3.04         5.347           690     232,430      79.31       98.05         94.96
6.50- 6.99%         1,036      221,407,988       72.37         7.149           631     213,714      85.15       69.91         82.86
N/A                   638       72,243,233       23.61         7.906           646     113,234      81.36       69.85         86.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,727   $  305,937,720      100.00%        7.252%          637   $ 177,150      83.98%      71.05%        84.17%
====================================================================================================================================

                  The Group I Adjustable Rate Mortgage Loans(1)

     Scheduled Principal Balance:                             $233,694,487
     Number of Mortgage Loans:                                       1,089
     Average Scheduled Principal Balance:                     $    214,595
     Weighted Average Gross Coupon:                                  7.050%
     Weighted Average Original FICO Score:                             635
     Weighted Average Original Combined LTV Ratio(2):                84.78%
     Weighted Average Stated Remaining Term (months):                  357
     Weighted Average Seasoning (months):                                3
     Weighted Average Months to Roll(3):                                22
     Weighted Average Gross Margin(3):                                6.93%
     Weighted Average Initial Rate Cap(3):                            3.00%
     Weighted Average Periodic Rate Cap(3):                           1.50%
     Weighted Average Gross Maximum Lifetime Rate(3):                14.05%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                                                                                             Weighted
                                                       Pct. Of                                                 Avg.
Current                                                Pool By       Weighted      Weighted      Avg.        Original
Principal               Number Of      Principal      Principal     Avg. Gross       Avg.      Principal     Combined
Balance                   Loans         Balance        Balance        Coupon      Orig. FICO    Balance        LTV
------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                  2       $     99,792         0.04%        9.125%      600       $ 49,896        75.00%
$50,001 - $75,000            18          1,148,111         0.49         8.318       612         63,784        77.88
$75,001 - $100,000           29          2,562,790         1.10         7.385       640         88,372        81.94
$100,001 - $125,000          56          6,352,389         2.72         7.375       633        113,436        83.48
$125,001 - $150,000         100         13,862,544         5.93         7.603       634        138,625        86.19
$150,001 - $200,000         292         51,409,880        22.00         7.052       633        176,061        84.82
$200,001 - $250,000         255         57,122,380        24.44         7.023       635        224,009        85.39
$250,001 - $300,000         211         58,205,837        24.91         6.898       632        275,857        84.51
$300,001 - $350,000          86         27,038,019        11.57         6.907       635        314,396        84.38
$350,001 - $400,000          29         10,991,909         4.70         7.279       640        379,031        83.29
$400,001 - $450,000           6          2,456,755         1.05         6.681       671        409,459        86.47
$450,001 - $500,000           4          1,879,722         0.80         7.299       683        469,930        87.48
$550,001 - $600,000           1            564,359         0.24         6.400       653        564,359        90.00
------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,089       $233,694,487       100.00%        7.050%      635       $214,595        84.78%
========================================================================================================================

(Table continues below)

Current
Principal                Pct. Full    Pct. Owner
Balance                  Loan Doc      Occupied
-------------------------------------------------
$0 - $50,000               50.00%       100.00%
$50,001 - $75,000          77.24         65.15
$75,001 - $100,000         69.07         58.96
$100,001 - $125,000        75.13         66.49
$125,001 - $150,000        73.94         81.31
$150,001 - $200,000        73.09         82.13
$200,001 - $250,000        72.48         85.96
$250,001 - $300,000        73.36         86.90
$300,001 - $350,000        70.78         87.00
$350,001 - $400,000        54.46         62.83
$400,001 - $450,000        16.55        100.00
$450,001 - $500,000        74.76        100.00
$550,001 - $600,000       100.00        100.00
-------------------------------------------------
TOTAL                      71.42%        83.48%
=================================================

                          Distribution by Current Rate

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                  Number Of     Principal    Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Current Rate        Loans        Balance      Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%            39   $    9,196,518      3.94%        5.182%          700   $ 235,808      78.21%      98.03%        92.73%
5.50- 5.99%           116       25,571,744     10.94         5.796           662     220,446      80.52       90.81         96.59
6.00- 6.49%           131       29,300,291     12.54         6.276           643     223,666      84.13       87.98         77.60
6.50- 6.99%           257       58,338,408     24.96         6.760           638     226,998      84.25       74.67         78.64
7.00- 7.49%           165       35,223,869     15.07         7.239           622     213,478      87.39       73.69         84.09
7.50- 7.99%           199       41,488,274     17.75         7.755           623     208,484      87.28       63.56         78.89
8.00- 8.49%            97       19,220,738      8.22         8.269           635     198,152      89.51       32.63         94.64
8.50- 8.99%            60       11,524,900      4.93         8.661           591     192,082      82.83       44.48         79.77
9.00- 9.49%             8        1,367,054      0.58         9.190           586     170,882      81.87       51.10        100.00
9.50- 9.99%             4          668,130      0.29         9.729           529     167,032      72.17       27.35         83.86
10.00-10.49%            6          744,483      0.32        10.154           525     124,081      69.36       49.65        100.00
10.50-10.99%            5          849,454      0.36        10.544           534     169,891      65.77       35.80         74.43
11.00-11.49%            1          149,340      0.06        11.050           547     149,340      65.00        0.00        100.00
11.50-11.99%            1           51,284      0.02        11.550           551      51,284      64.19      100.00        100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487    100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
==================================================================================================================================


                          Distribution by Credit Score

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Credit Score      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above            54   $   11,012,871        4.71%        6.603%          763   $ 203,942      87.08%      79.65%        52.09%
720-739                38        8,236,179        3.52         6.746           728     216,742      88.58       69.96         73.21
700-719                59       12,289,098        5.26         7.054           710     208,290      90.62       47.60         79.39
680-699                96       21,404,917        9.16         6.731           688     222,968      87.07       58.38         82.07
660-679               123       26,213,726       11.22         6.917           669     213,120      86.06       54.30         81.43
640-659               151       33,221,013       14.22         6.811           650     220,007      87.45       68.46         78.74
620-639               127       27,821,518       11.91         6.923           630     219,067      85.65       78.38         82.32
600-619               108       24,180,350       10.35         6.981           609     223,892      85.72       84.17         85.24
580-599               109       23,376,290       10.00         6.953           591     214,461      83.35       87.74         96.65
560-579                82       17,491,868        7.48         7.411           570     213,315      80.72       83.27         93.56
540-559                67       13,851,305        5.93         7.773           552     206,736      78.68       72.69         93.21
520-539                36        7,025,621        3.01         7.805           530     195,156      75.49       80.89         92.61
500-519                37        7,228,107        3.09         8.482           509     195,354      72.85       54.79         86.60
N/A                     2          341,627        0.15         9.980           N/A     170,814      68.57       29.53        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================


                           Distribution by Lien Status

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Lien Status       Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens         1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
  Original      Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Combined LTV      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below          3   $      398,952        0.17%        7.812%          576   $ 132,984      37.95%      14.95%       100.00%
40.01 - 50.00%         10        1,833,771        0.78         7.224           614     183,377      46.08       63.27         41.45
50.01 - 60.00%         22        4,638,086        1.98         6.790           603     210,822      56.62       69.15         85.16
60.01 - 70.00%         75       16,555,875        7.08         7.442           583     220,745      66.62       55.67         84.95
70.01 - 80.00%        357       76,069,981       32.55         6.764           633     213,081      78.83       62.87         90.38
80.01 - 85.00%         64       14,093,409        6.03         6.981           609     220,210      84.49       85.12         84.82
85.01 - 90.00%        352       76,379,899       32.68         6.950           639     216,988      89.84       90.22         67.72
90.01 - 95.00%         61       13,126,155        5.62         7.157           634     215,183      94.65       87.29         98.09
95.01 - 100.00%       145       30,598,359       13.09         7.800           674     211,023      99.91       42.72        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                          Distribution by Documentation


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Documentation     Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              787   $  166,902,390       71.42%      6.836%         630      $ 212,074     85.22%     100.00%       80.68%
Stated Doc            282       61,838,565       26.46       7.611          650        219,286     83.64        0.00        90.77
Easy Doc               20        4,953,533        2.12       7.237          600        247,677     84.38        0.00        86.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%      7.050%         635      $ 214,595     84.78%      71.42%       83.48%
====================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                  Weighted
                                                 Pct. Of                                            Avg.
                                                 Pool By     Weighted     Weighted      Avg.      Original
Loan                Number Of     Principal     Principal   Avg. Gross   Avg. Orig.   Principal   Combined   Pct. Full   Pct. Owner
Purpose               Loans        Balance       Balance      Coupon        FICO       Balance      LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase              564   $  119,850,940       51.29%        7.005%          658   $ 212,502      87.74%      68.84%        79.30%
Cashout Refi          496      107,619,995       46.05         7.112           609     216,976      81.69       73.89         87.79
Refinance              29        6,223,552        2.66         6.818           630     214,605      81.19       78.37         89.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================


                        Distribution by Occupancy Status


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Occupancy       Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Status            Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        895   $  195,084,632       83.48%        7.037%          629   $ 217,972      84.93%      69.03%       100.00%
Non-Owner
Occupied              171       34,139,752       14.61         7.171           667     199,648      84.50       83.00          0.00
Second Home            23        4,470,103        1.91         6.682           627     194,352      80.56       87.37          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                          Distribution by Property Type


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Property        Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Type              Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         844   $  174,950,380       74.86%        7.014%          629   $ 207,287      84.70%      73.31%        87.96%
2-4 Unit              136       37,179,516       15.91         7.125           654     273,379      84.30       62.39         63.44
Condo                 109       21,564,591        9.23         7.209           650     197,840      86.31       71.62         81.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================


                              Distribution by State

                                                                                                 Weighted
                                                           Weighted                                Avg.
                                             Pct. Of Pool    Avg.        Weighted      Avg.      Original
                Number Of     Principal      By Principal   Gross          Avg.      Principal   Combined    Pct. Full   Pct. Owner
State             Loans        Balance        Balance       Coupon      Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California
(Southern)            257   $   60,672,056       25.96%        6.915%          638   $ 236,078      82.96%      70.24%        80.64%
California
(Northern)            182       42,396,845       18.14         6.764           637     232,950      82.10       74.80         83.87
Illinois               88       18,046,619        7.72         7.494           649     205,075      89.26       59.00         82.06
New York               65       15,291,510        6.54         7.047           622     235,254      83.81       53.21         87.27
Florida                80       14,219,835        6.08         7.302           622     177,748      88.52       73.87         90.49
Massachusetts          36       10,305,934        4.41         7.204           642     286,276      85.43       66.35         91.46
New Jersey             42        8,488,412        3.63         7.494           607     202,105      80.89       55.53         91.36
Colorado               38        7,520,888        3.22         6.879           631     197,918      85.82       94.35         83.55
Minnesota              37        6,875,123        2.94         6.783           653     185,814      88.44       88.15         70.48
Hawaii                 25        6,661,087        2.85         6.940           644     266,443      82.55       69.69         69.99
Washington             24        4,549,989        1.95         7.222           629     189,583      86.53       77.65         97.48
Others                215       38,666,191       16.55         7.215           630     179,843      87.52       78.62         83.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                            Distribution by Zip Code


                                                                                                 Weighted
                                                           Weighted                                Avg.
                                             Pct. Of Pool    Avg.        Weighted      Avg.      Original
                Number Of     Principal      By Principal   Gross          Avg.      Principal   Combined    Pct. Full   Pct. Owner
Zip Codes         Loans        Balance          Balance     Coupon      Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
96740                   6   $    1,677,371        0.72%        6.735%          639   $ 279,562      87.03%      83.95%        79.35%
95758                   7        1,665,029        0.71         6.732           626     237,861      82.64       71.78         88.68
94531                   5        1,475,417        0.63         6.433           615     295,083      81.63      100.00        100.00
92592                   5        1,252,734        0.54         6.516           644     250,547      85.82      100.00         64.36
95376                   5        1,162,605        0.50         6.885           655     232,521      88.18      100.00         64.47
91724                   5        1,159,125        0.50         6.142           642     231,825      76.15      100.00        100.00
91722                   5        1,096,819        0.47         7.427           616     219,364      81.42       83.74         80.89
91709                   4        1,083,026        0.46         6.478           599     270,756      82.73       73.33        100.00
60639                   4        1,052,097        0.45         7.499           679     263,024      86.87       30.93        100.00
95330                   4        1,048,276        0.45         6.655           594     262,069      83.82      100.00        100.00
Others              1,039      221,021,989       94.58         7.068           635     212,726      84.85       70.65         83.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                             Weighted                              Avg.
Remaining                                      Pct. Of Pool    Avg.      Weighted      Avg.      Original
Months To         Number Of     Principal      By Principal   Gross        Avg.      Principal   Combined    Pct. Full   Pct. Owner
Maturity            Loans        Balance        Balance       Coupon    Orig. FICO    Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months    1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                        Distribution by Amortization Type


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Amortization    Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
    Type          Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM              927   $  195,942,069       83.85%        7.196%          630   $ 211,372      84.93%      67.61%        81.25%
2/28 IO                99       23,160,776        9.91         6.269           652     233,947      85.11       97.83        100.00
3/27 ARM               48       10,756,958        4.60         6.472           662     224,103      83.27       73.74         82.69
3/27 IO                15        3,834,684        1.64         5.909           671     255,646      79.44      100.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                          Distribution by Periodic Cap


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Periodic Cap      Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                      Distribution by Months to Rate Reset


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Months To       Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Rate Reset        Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24               1,026   $  219,102,845       93.76%        7.098%          633   $ 213,551      84.95%      70.80%        83.23%
25-36                  63       14,591,642        6.24         6.324           664     231,613      82.26       80.64         87.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                        Distribution by Life Maximum Rate


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
Life Maximum    Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
    Rate          Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below        155   $   34,768,261       14.88%        5.634%          672   $ 224,311      79.91%      92.72%        95.57%
13.00-13.49%          131       29,300,291       12.54         6.276           643     223,666      84.13       87.98         77.60
13.50-13.99%          258       58,602,547       25.08         6.766           638     227,142      84.29       74.78         78.73
14.00-14.49%          165       35,223,869       15.07         7.239           622     213,478      87.39       73.69         84.09
14.50-14.99%          198       41,224,135       17.64         7.754           623     208,203      87.23       63.32         78.76
15.00-15.49%           97       19,220,738        8.22         8.268           635     198,152      89.52       32.63         94.64
15.50-15.99%           60       11,524,900        4.93         8.661           591     192,082      82.83       44.48         79.77
16.00-16.99%           12        2,035,184        0.87         9.367           572     169,599      78.68       43.31         94.70
17.00% & Above         13        1,794,562        0.77        10.453           532     138,043      67.15       40.40         87.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                             Distribution by Margin


                                                                                                 Weighted
                                              Pct. Of                                              Avg.
                                              Pool By      Weighted      Weighted      Avg.      Original
                Number Of     Principal      Principal    Avg. Gross    Avg. Orig.   Principal   Combined    Pct. Full   Pct. Owner
Margin            Loans        Balance        Balance       Coupon         FICO       Balance      LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below          13   $    2,989,318        1.28%        5.000%          705   $ 229,948      74.97%     100.00%        93.29%
6.00- 6.49%            40        9,297,181        3.98         5.347           690     232,430      79.31       98.05         94.96
6.50- 6.99%         1,036      221,407,988       94.74         7.149           631     213,714      85.15       69.91         82.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,089   $  233,694,487      100.00%        7.050%          635   $ 214,595      84.78%      71.42%        83.48%
====================================================================================================================================

                    The Group I Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $72,243,233
Number of Mortgage Loans:                                                   638
Average Scheduled Principal Balance:                                   $113,234
Weighted Average Gross Coupon:                                           7.906%
Weighted Average Original FICO Score:                                       646
Weighted Average Original Combined LTV Ratio(2):                         81.36%
Weighted Average Stated Remaining Term (months):                            325
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 257   $    6,148,631     8.51%     12.070%       632        $ 23,925      97.34%     47.83%     97.43%
$50,001 - $75,000             72        4,634,286     6.41      11.885        650          64,365      92.34      18.10     100.00
$75,001 - $100,000            44        3,794,715     5.25      10.790        649          86,244      76.24      49.65      86.90
$100,001 - $125,000           23        2,595,255     3.59       7.984        646         112,837      66.88      82.62      69.44
$125,001 - $150,000           17        2,417,614     3.35       7.315        632         142,213      76.61      76.72      75.98
$150,001 - $200,000           90       15,733,441    21.78       6.990        632         174,816      76.51      82.05      87.79
$200,001 - $250,000           53       11,925,129    16.51       6.774        632         225,002      78.39      70.25      94.46
$250,001 - $300,000           52       14,252,010    19.73       6.800        658         274,077      81.16      81.09      78.85
$300,001 - $350,000           15        4,765,590     6.60       6.926        674         317,706      81.99      67.41      86.92
$350,001 - $400,000           10        3,753,936     5.20       6.867        671         375,394      90.89      90.43      69.62
$400,001 - $450,000            3        1,254,976     1.74       7.591        705         418,325      97.34      67.56      64.64
$450,001 - $500,000            2          967,649     1.34       6.764        657         483,824      68.25      51.42     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                    1   $      214,039     0.30%      5.990%       643        $214,039      56.29%      0.00%    100.00%
6.00- 6.49%                   60       13,566,024    18.78       6.296        669         226,100      74.13      80.96      95.83
6.50- 6.99%                  106       24,010,946    33.24       6.792        642         226,518      75.68      77.85      88.51
7.00- 7.49%                   48       10,308,177    14.27       7.225        654         214,754      79.57      85.36      59.56
7.50- 7.99%                   44        8,067,588    11.17       7.694        625         183,354      82.47      65.59      79.65
8.00- 8.49%                   11        1,458,060     2.02       8.291        619         132,551      85.72      90.62      75.45
8.50- 8.99%                    8        1,020,145     1.41       8.657        640         127,518      80.69      55.36      82.28
11.00-11.49%                  50        2,178,166     3.02      11.325        643          43,563      99.18      72.03     100.00
11.50-11.99%                 112        4,803,308     6.65      11.751        642          42,887      99.34      44.08      98.76
12.00-12.49%                 119        2,909,380     4.03      12.157        638          24,449      98.66      32.77      96.88
12.50-12.99%                  74        3,460,039     4.79      12.787        645          46,757      99.78       4.82      99.78
13.00-13.49%                   5          247,362     0.34      13.000        627          49,472     100.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   21   $    3,100,449     4.29%      7.516%       759        $147,640      86.37%     79.52%     44.34%
720-739                       24        3,800,118     5.26       6.964        727         158,338      78.45      56.31      82.57
700-719                       25        4,862,785     6.73       7.058        708         194,511      83.96      80.99      87.33
680-699                       44        7,683,048    10.63       7.419        689         174,615      81.81      73.69      72.74
660-679                       70        9,443,431    13.07       7.945        666         134,906      82.65      52.39      79.32
640-659                      104       10,484,797    14.51       8.232        649         100,815      84.82      58.96      88.06
620-639                      123       10,430,449    14.44       8.891        629          84,800      83.73      51.87      92.70
600-619                      127        9,107,463    12.61       8.454        609          71,712      85.65      87.36      93.98
580-599                       54        5,628,945     7.79       7.767        589         104,240      73.34      86.81      97.48
560-579                       23        3,731,869     5.17       6.964        573         162,255      68.94      92.95     100.00
540-559                       14        2,485,637     3.44       7.450        551         177,546      76.70      77.13     100.00
520-539                        6        1,034,533     1.43       7.297        533         172,422      59.73     100.00     100.00
500-519                        2          372,783     0.52       6.821        509         186,392      69.95     100.00     100.00
N/A                            1           76,926     0.11       8.990        N/A          76,926      42.90     100.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  278   $   58,644,979    81.18%      6.944%       647        $210,953      77.20%     77.85%     83.51%
Second Liens                 360       13,598,254    18.82      12.056        642          37,773      99.29      35.34      98.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Original             Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Combined LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 7   $      798,560     1.11%      7.020%       680        $114,080      33.28%     39.65%     58.59%
40.01 - 50.00%                10        1,492,637     2.07       6.988        601         149,264      45.99      87.32      94.85
50.01 - 60.00%                29        5,718,695     7.92       6.778        611         197,196      54.78      76.91      86.92
60.01 - 70.00%                47       10,101,421    13.98       6.748        630         214,924      66.38      58.58      85.08
70.01 - 80.00%                69       14,938,142    20.68       6.836        653         216,495      77.64      73.96      90.52
80.01 - 85.00%                31        7,027,699     9.73       6.979        652         226,700      84.13      81.74      86.93
85.01 - 90.00%                70       13,584,032    18.80       7.157        664         194,058      89.70      95.28      65.81
90.01 - 95.00%               119        5,266,879     7.29       8.489        655          44,259      94.60      79.24      96.54
95.01 - 100.00%              256       13,315,170    18.43      11.649        644          52,012      99.96      34.65      99.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      83.16%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     400   $   50,458,994    69.85%      7.370%       642        $126,147      80.52%    100.00%     83.50%
Stated Doc                   218       19,542,535    27.05       9.401        657          89,645      84.88       0.00      93.36
Easy Doc                      20        2,241,704     3.10       6.947        643         112,085      69.72       0.00      90.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 228   $   43,770,389    60.59%      6.984%       639        $191,975      74.21%     76.30%     87.76%
Purchase                     389       24,094,529    33.35       9.737        656          61,940      49.93      58.55      86.63
Refinance                     21        4,378,315     6.06       7.056        664         208,491      74.41      67.50      71.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      66.13%     69.85%     86.39%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               574   $   62,411,781    86.39%      7.999%       640        $108,731      81.67%     67.51%    100.00%
Non-Owner Occupied            59        8,966,099    12.41       7.374        684         151,968      79.54      88.64       0.00
Second Home                    5          865,354     1.20       6.754        692         173,071      78.15      43.66       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                548   $   54,784,972    75.83%      8.149%       640        $ 99,973      81.82%     67.31%     92.58%
2-4 Unit                      72       14,793,263    20.48       7.123        666         205,462      79.10      79.09      62.84
Condo                         18        2,664,998     3.69       7.260        654         148,055      84.57      70.69      89.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        164   $   20,141,239    27.88%      7.803%       639        $122,812      78.36%     60.76%     86.56%
New York                      69       13,822,906    19.13       7.106        655         200,332      79.43      76.90      83.12
California (Northern)         85        8,236,567    11.40       8.990        641          96,901      79.54      56.21      79.52
Florida                       62        5,748,077     7.96       7.827        634          92,711      84.84      83.32      90.55
Hawaii                        16        3,883,100     5.38       6.987        663         242,694      79.08      87.89      83.95
Illinois                      31        2,916,914     4.04       8.338        661          94,094      90.64      66.63      93.85
New Jersey                    19        2,757,280     3.82       7.101        665         145,120      76.94      85.58      88.71
Massachusetts                 12        1,809,593     2.50       8.070        655         150,799      77.82      53.43      92.56
Connecticut                   15        1,711,154     2.37       7.480        640         114,077      82.85      92.02      89.18
Colorado                      19        1,580,011     2.19       8.841        615          83,158      85.96      72.18     100.00
Maryland                      14        1,285,154     1.78       8.629        628          91,797      83.35      48.76     100.00
Others                       132        8,351,240    11.56       8.771        652          63,267      89.78      73.62      86.50
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11226                          2   $      647,531     0.90%      7.026%       670        $323,766      83.36%    100.00%     60.72%
95336                          5          646,643     0.90       7.980        650         129,329      83.25      36.44     100.00
11003                          3          587,853     0.81       7.135        678         195,951      84.09      56.64     100.00
11207                          2          582,562     0.81       7.048        696         291,281      82.30     100.00      69.36
92869                          2          571,853     0.79       6.525        579         285,926      57.75     100.00     100.00
11236                          2          560,586     0.78       6.913        635         280,293      81.03     100.00     100.00
92879                          2          529,968     0.73       6.508        671         264,984      81.83     100.00      48.43
91706                          3          524,988     0.73       6.730        656         174,996      71.35      41.92      76.25
92630                          2          507,256     0.70       7.076        583         253,628      70.66     100.00     100.00
11372                          1          497,567     0.69       6.550        691         497,567      71.33     100.00     100.00
Others                       614       66,586,427    92.17       7.985        646         108,447      81.73      68.74      86.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               172   $    4,285,598     5.93%     10.213%       627        $ 24,916      85.54%     62.64%     94.50%
181 - 240 Months             202       11,829,974    16.38      11.601        643          58,564      96.50      30.49     100.00
241 - 360 Months             264       56,127,661    77.69       6.951        648         212,605      77.85      78.69      82.90
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        638   $   72,243,233   100.00%      7.906%       646        $113,234      81.36%     69.85%     86.39%
===================================================================================================================================

                       The Group II All Mortgage Loans(1)

Scheduled Principal Balance:                                       $381,993,889
Number of Mortgage Loans:                                                 2,557
Average Scheduled Principal Balance:                                   $149,391
Weighted Average Gross Coupon:                                           7.502%
Weighted Average Original FICO Score:                                       627
Weighted Average Original Combined LTV Ratio(2):                         82.58%
Weighted Average Stated Remaining Term (months):                            349
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.97%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.39%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 223   $    6,922,623     1.81%     11.474%       631        $ 31,043      98.56%     63.41%     97.97%
$50,001 - $75,000            200       12,665,993     3.32       9.123        639          63,330      88.09      76.26      80.64
$75,001 - $100,000           292       25,938,299     6.79       8.221        625          88,830      84.77      78.31      80.31
$100,001 - $125,000          326       36,827,064     9.64       7.754        622         112,966      83.50      79.59      81.41
$125,001 - $150,000          294       40,474,500    10.60       7.495        624         137,668      80.18      72.17      85.91
$150,001 - $200,000          647      112,360,664    29.41       7.222        622         173,664      81.05      74.72      88.99
$200,001 - $250,000          304       67,775,734    17.74       7.243        624         222,946      80.05      66.29      90.12
$250,001 - $300,000          188       51,588,212    13.50       7.095        634         274,405      84.14      68.72      89.42
$300,001 - $350,000           68       21,549,733     5.64       7.201        641         316,908      85.04      72.04      89.72
$350,001 - $400,000           11        4,160,744     1.09       7.737        655         378,249      89.77      53.96      73.07
$400,001 - $450,000            3        1,269,560     0.33       7.103        639         423,187      90.00     100.00     100.00
$450,001 - $500,000            1          460,760     0.12       8.050        578         460,760      71.08       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                    9   $    1,704,982     0.45%      5.262%       684        $189,442      76.04%    100.00%    100.00%
5.50- 5.99%                   92       18,399,986     4.82       5.815        673         200,000      77.53      90.30      97.03
6.00- 6.49%                  202       37,566,509     9.83       6.260        656         185,973      77.68      87.49      94.19
6.50- 6.99%                  496       88,465,109    23.16       6.781        639         178,357      79.68      78.43      88.05
7.00- 7.49%                  355       60,139,041    15.74       7.243        622         169,406      82.19      75.80      81.55
7.50- 7.99%                  489       77,439,294    20.27       7.753        614         158,363      83.38      66.74      80.04
8.00- 8.49%                  298       44,863,397    11.74       8.241        604         150,548      86.02      58.58      88.75
8.50- 8.99%                  228       32,578,663     8.53       8.694        589         142,889      83.46      57.09      90.46
9.00- 9.49%                   29        3,182,279     0.83       9.170        667         109,734      89.00      16.99      98.11
9.50- 9.99%                   34        1,944,486     0.51       9.871        691          57,191      99.82      97.42     100.00
10.00-10.49%                  28        1,385,604     0.36      10.200        642          49,486      99.45      90.32     100.00
10.50-10.99%                 197       10,616,845     2.78      10.803        632          53,893      99.65      87.64      99.62
11.00-11.49%                  18          781,851     0.20      11.120        657          43,436      99.70      65.52     100.00
13.00-13.49%                  27        1,125,281     0.29      13.266        640          41,677      99.86       1.44     100.00
13.50 & Above                 55        1,800,560     0.47      13.782        632          32,737      99.93       0.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   83   $   13,570,102     3.55%      6.889%       762        $163,495      83.71%     74.32%     67.63%
720-739                       80       11,866,475     3.11       7.143        729         148,331      83.35      55.38      76.53
700-719                      112       18,211,549     4.77       7.161        709         162,603      87.07      62.21      73.44
680-699                      172       27,443,748     7.18       7.215        688         159,557      86.08      62.52      79.32
660-679                      240       38,580,962    10.10       7.211        669         160,754      84.15      65.80      81.36
640-659                      339       49,395,921    12.93       7.388        651         145,711      84.17      65.15      83.75
620-639                      368       44,883,167    11.75       7.910        629         121,965      85.55      65.38      89.08
600-619                      335       44,439,963    11.63       7.652        610         132,657      83.92      76.41      89.01
580-599                      288       46,597,447    12.20       7.341        589         161,797      80.75      85.17      94.09
560-579                      226       36,964,591     9.68       7.615        570         163,560      79.77      84.15      94.09
540-559                      148       23,210,558     6.08       7.837        550         156,828      77.57      78.16      97.95
520-539                       87       14,330,200     3.75       7.877        530         164,715      74.04      77.33     100.00
500-519                       78       12,340,981     3.23       8.184        510         158,218      73.93      82.79     100.00
N/A                            1          158,227     0.04       9.250        N/A         158,227      75.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                2,185   $  363,604,257    95.19%      7.323%       626        $166,409      81.71%     72.21%     86.78%
Second Liens                 372       18,389,631     4.81      11.038        643          49,434      99.71      74.38      99.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                28        3,618,451     0.95%      6.969%       633        $129,230      33.81%     76.01%     88.25%
40.01 - 50.00%                34        5,022,627     1.31       7.021        600         147,724      46.35      63.09      91.12
50.01 - 60.00%                79       12,617,328     3.30       7.047        607         159,713      56.12      50.32      90.53
60.01 - 70.00%               204       34,524,249     9.04       7.193        608         169,237      66.33      58.74      85.60
70.01 - 80.00%               767      129,234,482    33.83       7.218        620         168,493      78.33      65.42      91.44
80.01 - 85.00%               189       29,643,792     7.76       7.402        606         156,845      84.38      79.64      90.31
85.01 - 90.00%               628      105,282,399    27.56       7.290        634         167,647      89.82      90.78      74.53
90.01 - 95.00%               126       17,501,030     4.58       7.754        638         138,897      94.62      82.90      98.14
95.01 - 100.00%              502       44,549,531    11.66       9.260        661          88,744      99.98      57.15     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,869   $  276,252,936    72.32%      7.355%       621        $147,808      83.51%    100.00%     86.41%
Stated Doc                   642       98,680,544    25.83       7.921        642         153,708      80.44       0.00      90.67
Easy                          46        7,060,408     1.85       7.387        628         153,487      76.08       0.00      80.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,295   $  214,789,916    56.23%      7.308%       610        $165,861      78.55%     72.68%     90.59%
Purchase                   1,179      152,599,100    39.95       7.817        650         129,431      88.60      71.54      82.29
Refinance                     83       14,604,872     3.82       7.059        633         175,962      78.91      75.16      94.04
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             2,221   $  333,884,824    87.41%      7.509%       621        $150,331      82.56%     71.49%    100.00%
Non-Owner Occupied           304       43,472,978    11.38       7.469        665         143,003      82.62      80.18       0.00
Second Home                   32        4,636,087     1.21       7.310        653         144,878      83.18      57.98       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              2,145   $  306,231,672    80.17%      7.524%       622        $142,765      82.79%     74.09%     90.40%
2-4 Unit                     274       55,860,493    14.62       7.402        646         203,870      81.10      65.01      72.78
Condo                        138       19,901,723     5.21       7.441        639         144,215      83.48      65.63      82.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        456   $   73,535,017    19.25%      7.292%       631        $161,261      80.28%     69.65%     87.59%
California (Northern)        278       43,741,852    11.45       7.353        640         157,345      82.13      74.34      86.56
New York                     200       42,112,940    11.02       7.215        631         210,565      78.25      68.44      87.06
Florida                      286       35,782,547     9.37       7.788        625         125,114      85.46      70.61      84.32
New Jersey                   172       32,127,992     8.41       7.453        620         186,791      78.65      61.50      90.01
Illinois                     156       22,105,956     5.79       7.799        626         141,705      86.95      70.12      86.54
Maryland                      91       13,020,419     3.41       7.594        606         143,082      83.66      82.40      88.48
Massachusetts                 60       11,068,148     2.90       7.557        618         184,469      78.45      63.05      90.35
Colorado                      77       10,348,117     2.71       7.539        632         134,391      88.50      77.80      92.75
Minnesota                     62        9,576,707     2.51       7.513        622         154,463      84.67      79.17      78.89
Connecticut                   61        8,711,885     2.28       7.714        628         142,818      86.38      77.01      88.43
Others                       658       79,862,309    20.91       7.685        620         121,371      85.25      79.04      88.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11236                          7   $    1,784,880     0.47%      7.017%       637        $254,983      77.98%     46.99%    100.00%
95206                         10        1,698,934     0.44       7.402        638         169,893      88.01      70.18     100.00
95758                          8        1,298,015     0.34       7.617        659         162,252      86.13      72.00      84.62
11208                          5        1,260,484     0.33       7.257        668         252,097      82.14      39.59     100.00
91605                          5        1,246,246     0.33       7.348        637         249,249      80.79      43.21     100.00
94601                          5        1,242,747     0.33       6.755        622         248,549      83.66     100.00     100.00
07047                          4        1,210,456     0.32       7.188        627         302,614      79.78      71.25     100.00
94541                          5        1,191,989     0.31       6.563        634         238,398      70.71      22.09     100.00
95823                          7        1,143,339     0.30       7.003        632         163,334      80.82      85.33     100.00
90047                          5        1,088,204     0.28       6.874        665         217,641      81.98     100.00      60.38
Others                     2,496      368,828,593    96.55       7.516        626         147,768      82.62      72.61      87.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               101   $    4,335,436     1.13%      9.113%       647        $ 42,925      83.85%     63.52%     86.69%
181 - 240 Months             306       19,406,665     5.08      10.335        644          63,420      93.88      75.30     100.00
241 - 360 Months           2,150      358,251,788    93.78       7.329        625         166,629      81.95      72.26      86.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                   1,702   $  277,486,000    72.64%      7.467%       618        $163,035      83.10%     69.53%     85.48%
2/28 IO                       89       17,156,921     4.49       6.476        649         192,774      84.24      98.92      99.17
3/27 ARM                      47        7,504,821     1.96       6.754        653         159,677      79.09      89.41      87.85
3/27 IO                        8        1,571,900     0.41       6.421        697         196,488      84.50     100.00     100.00
Fixed                        711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,846   $  303,719,643    79.51%      7.388%       621        $164,529      83.08%     71.84%     86.39%
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,791   $  294,642,921    77.13%      7.409%       620        $164,513      83.17%     71.24%     86.28%
25-36                         55        9,076,721     2.38       6.696        660         165,031      80.03      91.24      89.96
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               100   $   19,895,851     5.21%      5.769%       674        $198,959      77.52%     91.03%     97.25%
13.00-13.49%                 138       26,338,465     6.89       6.248        649         190,858      81.03      87.19      93.89
13.50-13.99%                 371       64,418,704    16.86       6.778        632         173,635      81.67      79.62      86.38
14.00-14.49%                 294       49,367,572    12.92       7.241        619         167,917      83.69      76.29      81.57
14.50-14.99%                 405       64,340,548    16.84       7.756        610         158,866      84.26      68.39      79.58
15.00-15.49%                 292       44,213,906    11.57       8.244        603         151,417      85.97      57.97      88.71
15.50-15.99%                 224       32,329,608     8.46       8.692        589         144,329      83.33      56.76      90.39
16.00-16.99%                  22        2,814,988     0.74       9.152        661         127,954      87.59       6.16      97.86
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  2   $      397,356     0.10%      5.000%       694        $198,678      63.02%    100.00%    100.00%
6.00- 6.49%                   21        3,829,836     1.00       5.446        692         182,373      77.77      98.06      92.50
6.50- 6.99%                1,823      299,492,450    78.40       7.416        620         164,285      83.17      71.46      86.30
N/A                          711       78,274,246    20.49       7.945        648         110,090      80.64      74.19      91.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      2,557   $  381,993,889   100.00%      7.502%       627        $149,391      82.58%     72.32%     87.41%
===================================================================================================================================

                 The Group II Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $303,719,643
Number of Mortgage Loans:                                                 1,846
Average Scheduled Principal Balance:                                   $164,529
Weighted Average Gross Coupon:                                           7.388%
Weighted Average Original FICO Score:                                       621
Weighted Average Original Combined LTV Ratio(2):                         83.08%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.97%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.39%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                   4   $      199,486     0.07%      8.523%       589        $ 49,872      70.77%     74.98%     49.99%
$50,001 - $75,000             91        5,881,620     1.94       7.958        640          64,633      84.26      73.93      63.01
$75,001 - $100,000           208       18,495,742     6.09       7.739        616          88,922      82.90      77.54      74.16
$100,001 - $125,000          284       31,995,868    10.53       7.678        617         112,662      83.64      79.70      81.83
$125,001 - $150,000          254       34,866,119    11.48       7.562        620         137,268      81.87      73.34      86.37
$150,001 - $200,000          536       93,278,785    30.71       7.290        618         174,028      82.94      73.70      88.39
$200,001 - $250,000          255       56,826,262    18.71       7.293        618         222,848      81.39      66.54      89.73
$250,001 - $300,000          154       42,217,952    13.90       7.144        628         274,143      84.49      66.94      88.98
$300,001 - $350,000           47       14,876,864     4.90       7.245        634         316,529      86.26      72.22      91.44
$350,001 - $400,000           10        3,781,703     1.25       7.821        647         378,170      89.59      49.34      70.37
$400,001 - $450,000            2          838,481     0.28       6.770        630         419,240      90.00     100.00     100.00
$450,001 - $500,000            1          460,760     0.15       8.050        578         460,760      71.08       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                    9   $    1,704,982     0.56%      5.262%       684        $189,442      76.04%    100.00%    100.00%
5.50- 5.99%                   91       18,190,869     5.99       5.816        673         199,900      77.65      90.19      96.99
6.00- 6.49%                  138       26,338,465     8.67       6.248        649         190,858      81.03      87.19      93.89
6.50- 6.99%                  371       64,418,704    21.21       6.778        632         173,635      81.67      79.62      86.38
7.00- 7.49%                  294       49,367,572    16.25       7.241        619         167,917      83.69      76.29      81.57
7.50- 7.99%                  405       64,340,548    21.18       7.756        610         158,866      84.26      68.39      79.58
8.00- 8.49%                  292       44,213,906    14.56       8.244        603         151,417      85.97      57.97      88.71
8.50- 8.99%                  224       32,329,608    10.64       8.692        589         144,329      83.33      56.76      90.39
9.00- 9.49%                   22        2,814,988     0.93       9.152        661         127,954      87.59       6.16      97.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   64   $   10,507,053     3.46%      6.848%       763        $164,173      86.09%     78.86%     58.19%
720-739                       51        7,920,346     2.61       7.109        729         155,301      85.68      44.81      73.07
700-719                       71       12,167,670     4.01       7.138        708         171,376      88.86      55.25      70.58
680-699                      124       21,269,948     7.00       7.142        688         171,532      87.55      61.60      77.14
660-679                      168       28,208,077     9.29       7.160        670         167,905      85.71      60.17      79.93
640-659                      211       35,693,491    11.75       7.139        651         169,163      85.03      63.76      79.74
620-639                      211       33,412,322    11.00       7.360        629         158,352      84.78      66.18      86.94
600-619                      205       32,883,553    10.83       7.314        610         160,408      83.79      74.69      87.88
580-599                      246       41,342,459    13.61       7.344        589         168,059      81.79      85.96      93.72
560-579                      204       33,571,697    11.05       7.645        570         164,567      80.70      83.01      93.90
540-559                      130       20,831,704     6.86       7.883        550         160,244      78.98      78.42      97.71
520-539                       82       13,412,117     4.42       7.946        530         163,562      74.91      75.78     100.00
500-519                       78       12,340,981     4.06       8.184        510         158,218      73.93      82.79     100.00
N/A                            1          158,227     0.05       9.250        N/A         158,227      75.00       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                10   $    1,473,115     0.49%      7.185%       619        $147,311      34.61%     45.81%     83.73%
40.01 - 50.00%                22        3,069,875     1.01       7.081        578         139,540      46.14      65.50      97.45
50.01 - 60.00%                43        7,236,775     2.38       7.198        589         168,297      56.00      41.43      87.98
60.01 - 70.00%               140       23,632,722     7.78       7.302        593         168,805      66.49      56.72      86.22
70.01 - 80.00%               666      110,719,150    36.45       7.270        614         166,245      78.56      64.25      91.52
80.01 - 85.00%               159       24,566,770     8.09       7.517        596         154,508      84.48      80.61      88.52
85.01 - 90.00%               562       92,136,133    30.34       7.298        631         163,943      89.84      91.52      73.52
90.01 - 95.00%                79       14,369,820     4.73       7.639        632         181,896      94.66      81.65      98.02
95.01 - 100.00%              165       26,515,282     8.73       8.107        672         160,699      99.98      45.65     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,353   $  218,184,443    71.84%      7.241%       615        $161,260      84.08%    100.00%     85.16%
Stated Doc                   462       80,467,187    26.49       7.776        639         174,171      80.73       0.00      90.00
Easy Doc                      31        5,068,012     1.67       7.529        610         163,484      77.04       0.00      82.27
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 998   $  165,529,996    54.50%      7.381%       599        $165,862      80.06%     72.85%     90.55%
Purchase                     791      128,578,715    42.33       7.405        650         162,552      87.17      70.67      80.35
Refinance                     57        9,610,931     3.16       7.264        613         168,613      80.24      70.13      95.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,556   $  262,388,190    86.39%      7.372%       614        $168,630      82.94%     70.81%    100.00%
Non-Owner Occupied           264       37,473,182    12.34       7.498        665         141,944      83.74      80.69       0.00
Second Home                   26        3,858,271     1.27       7.349        650         148,395      85.85      55.61       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family              1,520   $  245,143,606    80.71       7.364%       617        $161,279      83.13%     74.17%     89.20%
2-4 Unit                     199       39,826,461    13.11       7.511        639         200,133      82.33      60.61      70.48
Condo                        127       18,749,575     6.17       7.437        637         147,634      83.92      65.17      83.45
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        275   $   50,975,922    16.78%      7.098%       621        $185,367      80.90%     70.02%     85.47%
California (Northern)        181       35,329,829    11.63       6.928        638         195,192      80.77      73.20      84.74
Florida                      222       30,383,189    10.00       7.720        623         136,861      86.47      71.89      83.44
New Jersey                   137       25,940,876     8.54       7.512        612         189,349      79.04      58.08      89.22
New York                     108       23,844,516     7.85       7.331        619         220,783      80.78      64.13      85.83
Illinois                     136       20,541,378     6.76       7.765        625         151,040      87.11      68.98      85.52
Maryland                      74       11,855,311     3.90       7.431        606         160,207      83.52      80.93      88.18
Massachusetts                 49        9,996,574     3.29       7.522        617         204,012      79.16      63.05      90.81
Minnesota                     57        9,281,659     3.06       7.457        621         162,836      84.43      80.88      78.22
Colorado                      57        9,267,505     3.05       7.167        631         162,588      87.62      79.49      91.90
Connecticut                   51        7,730,826     2.55       7.652        626         151,585      86.21      74.09      88.51
Others                       499       68,572,058    22.58       7.515        616         137,419      84.84      78.40      87.79
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95206                          7   $    1,542,956     0.51%      7.047%       640        $220,422      86.79%     67.17%    100.00%
94601                          5        1,242,747     0.41       6.755        622         248,549      83.66     100.00     100.00
95823                          7        1,143,339     0.38       7.003        632         163,334      80.82      85.33     100.00
95758                          5        1,099,427     0.36       7.045        665         219,885      83.63      74.58      81.84
91605                          4          967,706     0.32       7.451        637         241,926      78.13      55.65     100.00
94541                          4          967,377     0.32       6.520        619         241,844      74.84      27.22     100.00
94590                          4          967,035     0.32       7.335        587         241,759      77.63      20.60      69.46
11236                          4          957,518     0.32       7.109        605         239,379      77.12      58.72     100.00
20744                          5          917,518     0.30       7.339        585         183,504      79.58      82.08     100.00
07083                          5          898,682     0.30       6.861        627         179,736      72.13      42.24     100.00
Others                     1,796      293,015,338    96.48       7.400        621         163,149      83.19      72.15      86.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months           1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                   1,702   $  277,486,000    91.36%      7.467%       618        $163,035      83.10%     69.53%     85.48%
2/28 IO                       89       17,156,921     5.65       6.476        649         192,774      84.24      98.92      99.17
3/27 ARM                      47        7,504,821     2.47       6.754        653         159,677      79.09      89.41      87.85
3/27 IO                        8        1,571,900     0.52       6.421        697         196,488      84.50     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                      1,791   $  294,642,921    97.01%      7.409%       620        $164,513      83.17%     71.24%     86.28%
25-36                         55        9,076,721     2.99       6.696        660         165,031      80.03      91.24      89.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               100   $   19,895,851     6.55%      5.769%       674        $198,959      77.52%     91.03%     97.25%
13.00-13.49%                 138       26,338,465     8.67       6.248        649         190,858      81.03      87.19      93.89
13.50-13.99%                 371       64,418,704    21.21       6.778        632         173,635      81.67      79.62      86.38
14.00-14.49%                 294       49,367,572    16.25       7.241        619         167,917      83.69      76.29      81.57
14.50-14.99%                 405       64,340,548    21.18       7.756        610         158,866      84.26      68.39      79.58
15.00-15.49%                 292       44,213,906    14.56       8.244        603         151,417      85.97      57.97      88.71
15.50-15.99%                 224       32,329,608    10.64       8.692        589         144,329      83.33      56.76      90.39
16.00-16.99%                  22        2,814,988     0.93       9.152        661         127,954      87.59       6.16      97.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  2   $      397,356     0.13%      5.000%       694        $198,678      63.02%    100.00%    100.00%
6.00- 6.49%                   21        3,829,836     1.26       5.446        692         182,373      77.77      98.06      92.50
6.50- 6.99%                1,823      299,492,450    98.61       7.416        620         164,285      83.17      71.46      86.30
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,846   $  303,719,643   100.00%      7.388%       621        $164,529      83.08%     71.84%     86.39%
===================================================================================================================================

                    The Group II Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                        $78,274,246
Number of Mortgage Loans:                                                   711
Average Scheduled Principal Balance:                                   $110,090
Weighted Average Gross Coupon:                                           7.945%
Weighted Average Original FICO Score:                                       648
Weighted Average Original Combined LTV Ratio(2):                         80.64%
Weighted Average Stated Remaining Term (months):                            316
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 219   $    6,723,137     8.59%     11.562%       632        $ 30,699      99.38%     63.07%     99.39%
$50,001 - $75,000            109        6,784,374     8.67      10.132        639          62,242      91.42      78.29      95.92
$75,001 - $100,000            84        7,442,557     9.51       9.418        648          88,602      89.40      80.21      95.60
$100,001 - $125,000           42        4,831,195     6.17       8.257        657         115,028      82.60      78.85      78.61
$125,001 - $150,000           40        5,608,381     7.17       7.083        647         140,210      69.61      64.85      83.00
$150,001 - $200,000          111       19,081,879    24.38       6.890        641         171,909      71.84      79.70      91.93
$200,001 - $250,000           49       10,949,473    13.99       6.983        654         223,459      73.14      64.95      92.14
$250,001 - $300,000           34        9,370,260    11.97       6.872        662         275,596      82.60      76.72      91.42
$300,001 - $350,000           21        6,672,869     8.52       7.104        654         317,756      82.34      71.65      85.89
$350,001 - $400,000            1          379,041     0.48       6.900        728         379,041      91.57     100.00     100.00
$400,001 - $450,000            1          431,079     0.55       7.750        657         431,079      90.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%                    1   $      209,117     0.27%      5.750%       709        $209,117      66.67%    100.00%    100.00%
6.00- 6.49%                   64       11,228,044    14.34       6.288        674         175,438      69.82      88.20      94.91
6.50- 6.99%                  125       24,046,405    30.72       6.788        656         192,371      74.33      75.24      92.52
7.00- 7.49%                   61       10,771,469    13.76       7.256        635         176,581      75.31      73.56      81.50
7.50- 7.99%                   84       13,098,746    16.73       7.737        629         155,937      79.07      58.64      82.28
8.00- 8.49%                    6          649,491     0.83       8.035        652         108,249      89.36     100.00      91.83
8.50- 8.99%                    4          249,056     0.32       8.990        652          62,264     100.00     100.00     100.00
9.00- 9.49%                    7          367,291     0.47       9.303        707          52,470      99.81     100.00     100.00
9.50- 9.99%                   34        1,944,486     2.48       9.871        691          57,191      99.82      97.42     100.00
10.00-10.49%                  28        1,385,604     1.77      10.200        642          49,486      99.45      90.32     100.00
10.50-10.99%                 197       10,616,845    13.56      10.803        632          53,893      99.65      87.64      99.62
11.00-11.49%                  18          781,851     1.00      11.120        657          43,436      99.70      65.52     100.00
13.00-13.49%                  27        1,125,281     1.44      13.266        640          41,677      99.86       1.44     100.00
13.50 & Above                 55        1,800,560     2.30      13.782        632          32,737      99.93       0.76     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   19   $    3,063,049     3.91%      7.028%       760        $161,213      75.52%     58.76%    100.00%
720-739                       29        3,946,129     5.04       7.210        730         136,073      78.66      76.59      83.47
700-719                       41        6,043,879     7.72       7.206        711         147,412      83.48      76.22      79.18
680-699                       48        6,173,799     7.89       7.464        690         128,621      81.03      65.69      86.82
660-679                       72       10,372,885    13.25       7.347        669         144,068      79.90      81.11      85.26
640-659                      128       13,702,430    17.51       8.036        651         107,050      81.93      68.79      94.19
620-639                      157       11,470,845    14.65       9.512        630          73,063      87.79      63.05      95.31
600-619                      130       11,556,410    14.76       8.615        611          88,895      84.30      81.33      92.23
580-599                       42        5,254,987     6.71       7.321        590         125,119      72.62      79.01      96.99
560-579                       22        3,392,894     4.33       7.312        569         154,222      70.56      95.44      96.04
540-559                       18        2,378,854     3.04       7.431        552         132,159      65.19      75.88     100.00
520-539                        5          918,084     1.17       6.875        530         183,617      61.39     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  339   $   59,884,615    76.51%      6.995%       650        $176,651      74.78%     74.13%     88.75%
Second Liens                 372       18,389,631    23.49      11.038        643          49,434      99.71      74.38      99.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                18   $    2,145,336     2.74%      6.821%       642        $119,185      33.26%     96.74%     91.35%
40.01 - 50.00%                12        1,952,752     2.49       6.927        634         162,729      46.67      59.28      81.18
50.01 - 60.00%                36        5,380,554     6.87       6.844        632         149,460      56.29      62.27      93.96
60.01 - 70.00%                64       10,891,528    13.91       6.956        640         170,180      66.00      63.12      84.26
70.01 - 80.00%               101       18,515,331    23.65       6.904        653         183,320      76.94      72.46      90.93
80.01 - 85.00%                30        5,077,021     6.49       6.846        657         169,234      83.87      74.93      98.96
85.01 - 90.00%                66       13,146,265    16.80       7.230        654         199,186      89.65      85.65      81.65
90.01 - 95.00%                47        3,131,210     4.00       8.282        666          66,621      94.44      88.63      98.70
95.01 - 100.00%              337       18,034,248    23.04      10.955        645          53,514      99.98      74.06     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     516   $   58,068,493    74.19%      7.782%       645        $112,536      81.35%    100.00%     91.11%
Stated Doc                   180       18,213,357    23.27       8.564        654         101,185      79.14       0.00      93.66
Easy Doc                      15        1,992,396     2.55       7.025        671         132,826      73.64       0.00      76.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 297   $   49,259,920    62.93%      7.063%       644        $165,858      73.47%     72.11%     90.72%
Purchase                     388       24,020,385    30.69      10.019        652          61,908      96.23      76.22      92.65
Refinance                     26        4,993,941     6.38       6.666        670         192,075      76.35      84.86      91.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               665   $   71,496,635    91.34%      8.009%       646        $107,514      81.17%     74.00%    100.00%
Non-Owner Occupied            40        5,999,795     7.67       7.291        668         149,995      75.63      76.98       0.00
Second Home                    6          777,816     0.99       7.116        671         129,636      69.96      69.73       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                625   $   61,088,066    78.04%      8.167%       644        $ 97,741      81.40%     73.74%     95.22%
2-4 Unit                      75       16,034,032    20.48       7.131        663         213,787      78.04      75.95      78.50
Condo                         11        1,152,148     1.47       7.500        665         104,741      76.31      73.15      64.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        181   $   22,559,095    28.82%      7.730%       653        $124,636      78.88%     68.80%     92.39%
New York                      92       18,268,424    23.34       7.065        647         198,570      74.95      74.07      88.66
California (Northern)         97        8,412,024    10.75       9.139        650          86,722      87.86      79.14      94.21
New Jersey                    35        6,187,116     7.90       7.205        655         176,775      77.05      75.85      93.29
Florida                       64        5,399,358     6.90       8.171        637          84,365      79.80      63.45      89.22
Texas                         27        1,574,189     2.01       9.578        660          58,303      94.40      80.12      92.88
Illinois                      20        1,564,578     2.00       8.242        641          78,229      84.83      85.06     100.00
Arizona                       15        1,458,806     1.86       8.487        641          97,254      88.72      82.77      78.83
Virginia                      12        1,282,481     1.64       7.291        638         106,873      80.48     100.00     100.00
Maryland                      17        1,165,108     1.49       9.253        605          68,536      85.10      97.39      91.50
Hawaii                        11        1,137,037     1.45       8.011        682         103,367      81.92      86.83      84.78
Others                       140        9,266,030    11.84       8.987        610          66,186      87.42      75.93      91.23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11236                          3   $      827,362     1.06%      6.912%       674        $275,787      78.98%     33.42%    100.00%
11434                          3          816,741     1.04       7.145        620         272,247      85.74     100.00      59.40
11418                          3          804,509     1.03       6.817        684         268,170      77.67      67.57     100.00
11208                          3          730,165     0.93       6.863        669         243,388      83.69      68.35     100.00
92337                          4          564,165     0.72       7.073        636         141,041      84.46      70.29     100.00
11411                          2          563,023     0.72       7.517        674         281,512      95.21     100.00     100.00
91768                          4          537,280     0.69       6.960        622         134,320      61.14     100.00      73.69
90018                          2          528,288     0.67       6.838        739         264,144      74.66      38.92     100.00
92841                          3          521,437     0.67       7.049        717         173,812      72.36      13.02     100.00
91710                          3          457,521     0.58       7.359        638         152,507      77.99      82.84     100.00
Others                       681       71,923,755    91.89       8.025        646         105,615      80.72      74.78      91.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               101   $    4,335,436     5.54%      9.113%       647        $ 42,925      83.85%     63.52%     86.69%
181 - 240 Months             306       19,406,665    24.79      10.335        644          63,420      93.88      75.30     100.00
241 - 360 Months             304       54,532,145    69.67       7.001        650         179,382      75.67      74.64      88.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        711   $   78,274,246   100.00%      7.945%       648        $110,090      80.64%     74.19%     91.34%
===================================================================================================================================

                       The Group III All Mortgage Loans(1)

Scheduled Principal Balance:                                       $323,032,288
Number of Mortgage Loans:                                                 1,393
Average Scheduled Principal Balance:                                   $231,897
Weighted Average Gross Coupon:                                           7.456%
Weighted Average Original FICO Score:                                       630
Weighted Average Original Combined LTV Ratio(2):                         83.10%
Weighted Average Stated Remaining Term (months):                            349
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.95%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.29%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 334   $    7,952,074     2.46%     11.719%       631        $ 23,809      96.47%     63.79%     96.60%
$50,001 - $75,000            123        7,622,692     2.36      10.181        604          61,973      83.19      70.64      85.24
$75,001 - $100,000            90        7,881,700     2.44       9.968        593          87,574      80.18      66.56      85.78
$100,001 - $125,000           61        6,857,258     2.12       9.765        588         112,414      78.39      64.23      83.57
$125,001 - $150,000           51        7,020,777     2.17       9.581        553         137,662      72.32      64.75      92.36
$150,001 - $200,000           57        9,970,390     3.09       9.647        553         174,919      72.04      65.44      87.91
$200,001 - $250,000           27        5,976,010     1.85       9.502        544         221,334      72.55      44.28      96.29
$250,001 - $300,000           16        4,403,025     1.36       8.615        596         275,189      75.78      44.07     100.00
$300,001 - $350,000          139       46,442,155    14.38       7.190        632         334,116      83.83      63.01      90.55
$350,001 - $400,000          184       69,128,319    21.40       6.998        637         375,697      85.70      65.06      92.31
$400,001 - $450,000          114       48,445,119    15.00       6.885        644         424,957      86.27      67.72      94.73
$450,001 - $500,000          134       64,491,911    19.96       6.850        643         481,283      81.96      73.06      92.56
$500,001 - $550,000           25       13,253,580     4.10       6.472        641         530,143      83.59      96.14     100.00
$550,001 - $600,000           26       15,012,892     4.65       6.727        645         577,419      81.08      65.29     100.00
$600,001 - $650,000            3        1,841,031     0.57       6.010        671         613,677      83.34     100.00     100.00
$650,001 & Above               9        6,733,356     2.08       6.421        649         748,151      76.85     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   10   $    4,466,810     1.38%      5.231%       679        $446,681      78.54%    100.00%    100.00%
5.50- 5.99%                   67       28,552,850     8.84       5.791        672         426,162      81.73      92.48      95.68
6.00- 6.49%                  116       49,540,770    15.34       6.255        658         427,076      80.72      78.20      94.01
6.50- 6.99%                  201       86,478,906    26.77       6.791        637         430,243      84.80      74.98      93.28
7.00- 7.49%                   96       39,047,422    12.09       7.233        630         406,744      86.21      65.91      87.82
7.50- 7.99%                   84       34,105,070    10.56       7.749        624         406,013      85.85      47.89      94.31
8.00- 8.49%                   78       19,154,843     5.93       8.248        623         245,575      85.93      44.95      92.04
8.50- 8.99%                   97       16,465,463     5.10       8.827        577         169,747      79.13      59.21      91.82
9.00- 9.49%                   82       12,242,017     3.79       9.238        564         149,293      77.73      58.47      92.22
9.50- 9.99%                   80        8,541,318     2.64       9.787        569         106,766      75.61      47.09      95.11
10.00-10.49%                  45        4,407,370     1.36      10.232        560          97,942      74.47      54.95      78.17
10.50-10.99%                 102        6,731,022     2.08      10.752        580          65,990      81.00      83.81      99.09
11.00-11.49%                  64        4,395,265     1.36      11.253        578          68,676      75.01      71.38      98.54
11.50-11.99%                  96        3,888,951     1.20      11.740        602          40,510      82.11      60.80      96.22
12.00-12.49%                 100        2,024,991     0.63      12.113        613          20,250      87.52      66.35      94.04
12.50-12.99%                  27        1,149,537     0.36      12.835        613          42,575      89.09       6.58      68.91
13.00-13.49%                  48        1,839,683     0.57      13.149        634          38,327      99.93       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
500-519                       83   $   14,111,264     4.37%      9.292%       510        $170,015      70.18%     58.64%     96.34%
520-539                       91       17,003,014     5.26       9.127        529         186,846      69.99      68.35      96.43
540-559                       88       17,028,243     5.27       8.351        551         193,503      75.78      60.89      94.46
560-579                       68       14,188,731     4.39       8.130        570         208,658      79.32      82.72      97.81
580-599                      126       31,553,516     9.77       7.516        590         250,425      81.01      71.31      94.50
600-619                      203       37,892,538    11.73       7.423        609         186,663      86.23      79.38      95.12
620-639                      235       48,141,683    14.90       7.350        630         204,858      84.88      69.46      93.31
640-659                      160       39,813,422    12.32       7.141        651         248,834      87.34      66.91      92.89
660-679                      124       38,825,066    12.02       6.780        668         313,105      85.09      65.20      96.25
680-699                       79       24,180,259     7.49       6.873        688         306,079      86.08      58.23      90.68
700-719                       67       20,869,693     6.46       6.881        709         311,488      87.38      67.74      86.40
720-739                       26        6,671,688     2.07       7.077        728         256,603      90.09      60.67      85.22
740 & Above                   39       12,431,588     3.85       6.773        758         318,759      83.76      69.10      74.94
N/A                            4          321,584     0.10      11.594        N/A          80,396      26.39      68.95     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  986   $  309,449,367    95.80%      7.281%       629        $313,843      82.39%     68.45%     92.73%
Second Liens                 407       13,582,922     4.20      11.441        641          33,373      99.27      68.05      98.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               427   $   16,331,280     5.06%     11.085%       630        $ 38,247      87.61%     67.40%     98.96%
40.01 - 50.00%                17        2,859,560     0.89       8.732        561         168,209      45.35      40.28      88.14
50.01 - 60.00%                38        9,234,391     2.86       7.911        585         243,010      55.87      49.29      96.43
60.01 - 70.00%               138       33,699,149    10.43       8.110        594         244,197      66.78      48.16      90.36
70.01 - 80.00%               324       96,938,968    30.01       7.135        626         299,194      78.47      64.63      95.82
80.01 - 85.00%                67       22,789,125     7.05       7.173        616         340,136      84.46      66.25      94.01
85.01 - 90.00%               268       98,974,579    30.64       6.935        641         369,308      89.81      83.04      87.09
90.01 - 95.00%                63       24,053,620     7.45       7.153        645         381,803      94.80      89.96      98.41
95.01 - 100.00%               51       18,151,615     5.62       7.861        684         355,914     100.00      35.97     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     954   $  221,048,367    68.43%      7.233%       628        $231,707      84.40%    100.00%     92.34%
Stated Doc                   399       88,515,386    27.40       8.042        636         221,843      80.36       0.00      94.29
Easy Doc                      40       13,468,535     4.17       7.261        609         336,716      79.79       0.00      95.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 627   $  178,621,895    55.30%      7.485%       611        $284,883      79.17%     68.02%     94.87%
Purchase                     732      132,874,790    41.13       7.440        655         181,523      88.10      69.53      90.13
Refinance                     34       11,535,603     3.57       7.201        629         339,282      86.25      62.03      96.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,279   $  300,366,449    92.98%      7.448%       628        $234,845      83.11%     67.95%    100.00%
Non-Owner Occupied            98       17,920,800     5.55       7.777        658         182,865      82.83      77.02       0.00
Second Home                   16        4,745,040     1.47       6.749        662         296,565      83.45      66.15       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Unit                      96   $   25,621,906     7.93%      7.679%       647        $266,895      82.03%     51.99%     87.76%
Condo                         61       13,554,823     4.20       7.190        650         222,210      83.47      82.44      90.07
Single Family              1,236      283,855,559    87.87       7.449        627         229,657      83.17      69.24      93.59
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        277   $   86,362,662    26.73%      6.942%       642        $311,779      83.64%     73.14%     93.44%
California (Northern)        274       79,014,830    24.46       7.207        635         288,375      85.44      76.99      94.63
New York                     122       37,573,572    11.63       7.385        637         307,980      80.19      46.85      97.59
Florida                      126       20,094,566     6.22       8.012        620         159,481      81.99      62.49      84.98
New Jersey                    72       18,105,662     5.60       7.859        620         251,468      79.80      60.66      89.98
Massachusetts                 33       10,330,018     3.20       8.030        623         313,031      81.57      57.51      91.81
Illinois                      55        9,770,557     3.02       7.850        614         177,646      84.38      53.51      96.58
Maryland                      42        8,089,335     2.50       7.699        606         192,603      81.55      65.64      93.28
Connecticut                   34        5,984,483     1.85       7.941        614         176,014      78.19      67.21      95.56
Virginia                      28        5,518,488     1.71       7.876        607         197,089      82.57      85.34      98.84
Michigan                      25        4,546,194     1.41       8.188        603         181,848      84.55      59.20     100.00
Others                       305       37,641,921    11.65       8.201        615         123,416      83.11      74.38      86.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95023                          7   $    2,670,073     0.83%      7.040%       590        $381,439      82.60%     84.30%    100.00%
95377                          5        1,985,949     0.61       6.503        657         397,190      89.91     100.00     100.00
95123                          4        1,873,227     0.58       7.088        631         468,307      87.41      79.94     100.00
92656                          4        1,829,082     0.57       6.587        621         457,271      85.60     100.00     100.00
94080                          5        1,691,440     0.52       7.266        609         338,288      80.97      51.11     100.00
91710                          4        1,535,800     0.48       6.885        627         383,950      82.14      69.84     100.00
94015                          4        1,421,321     0.44       6.533        637         355,330      77.44      72.63     100.00
33076                          3        1,286,847     0.40       6.868        644         428,949      87.49     100.00     100.00
95120                          2        1,284,346     0.40       6.070        637         642,173      70.18     100.00     100.00
92630                          3        1,201,251     0.37       6.541        622         400,417      81.65      72.75     100.00
Others                     1,352      306,252,952    94.81       7.494        630         226,518      83.10      67.61      92.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               207   $    5,641,215     1.75%      9.769%       635        $ 27,252      85.36%     61.47%     93.48%
181 - 240 Months             209       10,880,549     3.37      11.046        644          52,060      98.23      70.26     100.00
241 - 360 Months             977      306,510,524    94.89       7.286        629         313,726      82.52      68.49      92.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     620   $  189,252,613    58.59%      7.527%       618        $305,246      82.39%     61.11%     90.84%
2/28 IO                      121       50,501,567    15.63       6.510        651         417,368      87.22      97.06      99.31
3/27 ARM                      17        6,159,230     1.91       6.957        637         362,308      78.98      69.30      94.00
3/27 IO                       13        5,512,270     1.71       6.306        665         424,021      84.83      76.34     100.00
Fixed                        622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                        771   $  251,425,681    77.83%      7.282%       626        $326,103      83.33%     68.87%     92.82%
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                        741   $  239,754,181    74.22%      7.313%       625        $323,555      83.41%     68.69%     92.63%
25-36                         30       11,671,500     3.61       6.650        650         389,050      81.75      72.62      96.83
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below                77   $   33,019,660    10.22%      5.715%       673        $428,827      81.30      93.50%     96.26%
13.00-13.49%                  83       34,896,562    10.80       6.253        649         420,441      82.73      77.69      92.64
13.50-13.99%                 162       68,289,247    21.14       6.798        633         421,539      86.43      76.19      92.08
14.00-14.49%                  84       34,106,139    10.56       7.234        626         406,025      87.19      68.75      88.51
14.50-14.99%                  72       28,702,583     8.89       7.714        625         398,647      87.16      47.65      93.24
15.00-15.49%                  30       11,657,461     3.61       8.241        632         388,582      89.23      30.60     100.00
15.50-15.99%                  52       11,989,225     3.71       8.847        568         230,562      79.03      57.02      97.12
16.00-16.99%                 115       16,949,728     5.25       9.439        558         147,389      74.71      49.86      92.89
17.00% & Above                96       11,815,076     3.66      10.957        539         123,074      63.33      60.57      87.93
N/A                          622       71,606,608    22.17       8.068        643         115,123      82.28      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  1   $      460,000     0.14%      5.000%       774        $460,000      80.00%    100.00%    100.00%
6.00- 6.49%                   23        9,962,008     3.08       5.402        685         433,131      78.87     100.00     100.00
6.50- 6.99%                  747      241,003,673    74.61       7.364        623         322,629      83.52      67.52      92.51
N/A                          622       71,606,608    22.17       8.068        643         115,123      66.89      66.89      93.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,393   $  323,032,288   100.00%      7.456%       630        $231,897      83.10%     68.43%     92.98%
===================================================================================================================================

                 The Group III Adjustable Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $251,425,681
Number of Mortgage Loans:                                                   771
Average Scheduled Principal Balance:                                   $326,103
Weighted Average Gross Coupon:                                           7.282%
Weighted Average Original FICO Score:                                       626
Weighted Average Original Combined LTV Ratio(2):                         84.15%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          21
Weighted Average Gross Margin(3):                                         6.95%
Weighted Average Initial Rate Cap(3):                                     3.00%
Weighted Average Periodic Rate Cap(3):                                    1.50%
Weighted Average Gross Maximum Lifetime Rate(3):                         14.29%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                   8   $      399,403     0.16%     10.499%       553        $ 49,925      49.33%     62.50%     75.01%
$50,001 - $75,000             40        2,577,301     1.03      10.177        551          64,433      68.98      70.58      89.83
$75,001 - $100,000            41        3,688,204     1.47      10.107        550          89,956      69.91      63.93      87.79
$100,001 - $125,000           30        3,354,501     1.33      10.173        553         111,817      68.61      50.07      85.93
$125,001 - $150,000           42        5,822,562     2.32       9.732        546         138,632      71.18      62.18      95.38
$150,001 - $200,000           44        7,634,125     3.04       9.961        544         173,503      70.33      63.74      88.81
$200,001 - $250,000           21        4,619,544     1.84       9.642        542         219,978      71.87      48.25      95.20
$250,001 - $300,000           12        3,282,712     1.31       8.667        584         273,559      76.02      51.21     100.00
$300,001 - $350,000          125       41,753,116    16.61       7.227        631         334,025      84.70      62.07      90.30
$350,001 - $400,000          163       61,269,631    24.37       7.008        637         375,887      86.85      66.14      91.97
$400,001 - $450,000           91       38,650,099    15.37       6.907        638         424,726      86.93      67.17      94.44
$450,001 - $500,000          109       52,369,803    20.83       6.824        639         480,457      83.05      76.99      91.79
$500,001 - $550,000           19       10,099,282     4.02       6.426        630         531,541      84.08     100.00     100.00
$550,001 - $600,000           19       10,984,508     4.37       6.620        640         578,132      83.57      62.90     100.00
$600,001 - $650,000            3        1,841,031     0.73       6.010        671         613,677      83.34     100.00     100.00
$650,001 & Above               4        3,079,857     1.22       6.242        630         769,964      79.59     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00- 5.49%                   10   $    4,466,810     1.78%      5.231%       679        $446,681      78.54%    100.00%    100.00%
5.50- 5.99%                   67       28,552,850    11.36       5.791        672         426,162      81.73      92.48      95.68
6.00- 6.49%                   84       35,344,459    14.06       6.250        649         420,767      82.82      76.71      92.74
6.50- 6.99%                  162       68,289,247    27.16       6.798        633         421,539      86.43      76.19      92.08
7.00- 7.49%                   84       34,106,139    13.57       7.234        626         406,025      87.19      68.75      88.51
7.50- 7.99%                   70       27,858,990    11.08       7.738        625         397,986      86.93      47.67      93.03
8.00- 8.49%                   31       12,053,157     4.79       8.233        631         388,812      89.58      32.88     100.00
8.50- 8.99%                   52       11,989,225     4.77       8.847        568         230,562      79.03      57.02      97.12
9.00- 9.49%                   63       10,191,361     4.05       9.229        563         161,768      77.30      59.52      91.61
9.50- 9.99%                   52        6,758,367     2.69       9.755        551         129,969      70.81      35.30      94.82
10.00-10.49%                  28        3,384,559     1.35      10.239        537         120,877      68.10      45.56      71.58
10.50-10.99%                  25        3,394,771     1.35      10.693        536         135,791      65.32      76.02     100.00
11.00-11.49%                  22        2,673,169     1.06      11.255        540         121,508      59.90      63.69     100.00
11.50-11.99%                  15        1,454,066     0.58      11.768        551          96,938      53.99      57.96      91.96
12.00-12.49%                   5          561,089     0.22      12.121        536         112,218      62.05      87.04     100.00
12.50-12.99%                   1          347,423     0.14      12.950        522         347,423      65.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   20   $    7,955,349     3.16%      6.675%       760        $397,767      86.50%     61.46%     73.53%
720-739                       14        5,610,149     2.23       6.783        728         400,725      89.12      67.04      85.27
700-719                       41       15,542,984     6.18       6.828        709         379,097      88.15      61.08      82.20
680-699                       45       17,727,074     7.05       6.786        688         393,935      87.77      56.68      89.29
660-679                       69       29,268,436    11.64       6.562        668         424,180      86.39      64.65      96.36
640-659                       76       31,807,108    12.65       6.738        651         418,515      86.98      68.34      92.71
620-639                       84       33,244,495    13.22       6.857        630         395,768      85.88      75.75      93.84
600-619                       74       28,471,760    11.32       7.047        608         384,754      86.36      80.21      95.16
580-599                       78       26,624,078    10.59       7.359        590         341,334      81.86      72.96      95.07
560-579                       51       12,555,193     4.99       8.104        570         246,180      78.90      80.47      97.53
540-559                       65       14,501,141     5.77       8.276        551         223,094      76.43      62.00      93.49
520-539                       76       15,175,627     6.04       9.147        529         199,679      69.87      67.86      96.00
500-519                       74       12,620,704     5.02       9.358        510         170,550      69.84      57.41      96.31
N/A                            4          321,581     0.13      11.594        N/A          80,396      26.39      68.95     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Original LTV             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                17   $    1,927,082     0.77%     10.144%       555        $113,358      33.43%     51.85%    100.00%
40.01 - 50.00%                13        1,808,286     0.72       9.571        544         139,099      45.86      49.35     100.00
50.01 - 60.00%                30        6,793,420     2.70       8.286        566         226,447      55.51      49.53      96.74
60.01 - 70.00%               103       23,100,281     9.19       8.507        573         224,275      66.99      48.42      91.49
70.01 - 80.00%               247       77,658,092    30.89       7.107        623         314,405      78.66      64.72      95.41
80.01 - 85.00%                45       17,531,406     6.97       7.057        611         389,587      84.44      64.90      93.75
85.01 - 90.00%               216       85,632,522    34.06       6.892        638         396,447      89.86      82.86      87.37
90.01 - 95.00%                51       19,708,522     7.84       7.092        642         386,442      94.82      93.74      98.06
95.01 - 100.00%               49       17,266,070     6.87       7.855        684         352,369     100.00      32.68     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     514   $  173,152,942    68.87%      7.053%       624        $336,873      84.57%    100.00%     92.23%
Stated Doc                   229       67,131,571    26.70       7.866        635         293,151      80.50       0.00      93.99
Easy Doc                      28       11,141,168     4.43       7.321        602         397,899      81.12       0.00      94.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 437   $  134,265,430    53.40%      7.510%       603        $307,244      79.78%     69.28%     95.29%
Purchase                     310      108,700,572    43.23       7.009        654         350,647      87.48      68.98      89.57
Refinance                     24        8,459,678     3.36       7.178        622         352,487      86.23      60.91      95.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               709   $  233,376,771    92.82%      7.271%       624        $329,163      83.26%     68.43%    100.00%
Non-Owner Occupied            51       14,196,835     5.65       7.622        654         278,369      83.09      76.52       0.00
Second Home                   11        3,852,074     1.53       6.695        669         350,189      88.42      67.10       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                687   $  223,596,233    88.93%      7.267%       623        $325,468      83.20%     69.64%     93.06%
2-4 Unit                      49        6,879,352     6.71       7.681        642         344,477      83.68      49.07      89.88
Condo                         35       10,950,095     4.36       6.966        653         612,860      85.46      83.64      92.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        176   $   68,333,266    27.18%      6.801%       638        $388,257      83.50%     74.09%     92.80%
California (Northern)        180       67,927,098    27.02       7.038        630         377,373      85.07      76.18      93.79
New York                      71       25,400,837    10.10       7.321        630         357,758      81.11      49.62      98.54
Florida                       59       14,516,811     5.77       7.873        615         246,048      81.83      60.47      84.37
New Jersey                    47       13,879,489     5.52       7.924        618         295,308      81.06      57.02      92.24
Massachusetts                 26        8,954,970     3.56       8.067        618         344,422      83.25      56.00      96.12
Illinois                      29        7,848,552     3.12       7.688        611         270,640      85.74      51.86      99.36
Maryland                      18        5,014,685     1.99       7.342        605         278,594      79.38      73.92      92.36
Michigan                      14        4,119,348     1.64       7.859        601         294,239      83.94      63.01     100.00
Virginia                      14        3,664,815     1.46       7.936        585         261,772      84.63      85.00     100.00
Connecticut                   14        3,551,419     1.41       7.999        609         253,673      78.60      64.59      94.75
Others                       123       28,214,393    11.22       7.748        615         229,385      83.02      73.32      85.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95023                          7   $    2,670,073     1.06%      7.040%       590        $381,439      82.60%     84.30%    100.00%
95123                          4        1,873,227     0.75       7.088        631         468,307      87.41      79.94     100.00
92656                          4        1,829,082     0.73       6.587        621         457,271      85.60     100.00     100.00
94080                          4        1,639,136     0.65       7.163        609         409,784      80.36      49.55     100.00
91710                          4        1,535,800     0.61       6.885        627         383,950      82.14      69.84     100.00
94015                          3        1,333,033     0.53       6.254        634         444,344      76.28      70.82     100.00
95120                          2        1,284,346     0.51       6.070        637         642,173      70.18     100.00     100.00
92630                          3        1,201,251     0.48       6.541        622         400,417      81.65      72.75     100.00
10465                          2        1,184,485     0.47       6.075        661         592,242      90.00     100.00     100.00
95127                          3        1,171,155     0.47       7.694        596         390,385      74.64      69.95     100.00
Others                       735   $  235,704,092    93.75       7.315        626         320,686      83.45      68.13      92.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360 Months             771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                     620   $  189,252,613    75.27%      7.527%       618        $305,246      82.39%     61.11%     90.84%
2/28 IO                      121       50,501,567    20.09       6.510        651         417,368      87.22      97.06      99.31
3/27 ARM                      17        6,159,230     2.45       6.957        637         362,308      78.98      69.30      94.00
3/27 IO                       13        5,512,270     2.19       6.306        665         424,021      84.83      76.34     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Periodic Cap              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Months To              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Rate Reset               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13-24                        741   $  239,754,181    95.36%      7.313%       625        $323,555      83.41%     68.69%     92.63%
25-36                         30       11,671,500     4.64       6.650        650         389,050      81.75      72.62      96.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Life Maximum           Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
      Rate                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
12.99% & Below                77   $   33,019,660    13.13%      5.715%       673        $428,827      81.30%     93.50%     96.26%
13.00-13.49%                  83       34,896,562    13.88       6.253        649         420,441      82.73      77.69      92.64
13.50-13.99%                 162       68,289,247    27.16       6.798        633         421,539      86.43      76.19      92.08
14.00-14.49%                  84       34,106,139    13.57       7.234        626         406,025      87.19      68.75      88.51
14.50-14.99%                  72       28,702,583    11.42       7.714        625         398,647      87.16      47.65      93.24
15.00-15.49%                  30       11,657,461     4.64       8.241        632         388,582      89.23      30.60     100.00
15.50-15.99%                  52       11,989,225     4.77       8.847        568         230,562      79.03      57.02      97.12
16.00-16.99%                 115       16,949,728     6.74       9.439        558         147,389      74.71      49.86      92.89
17.00% & Above                96       11,815,076     4.70      10.957        539         123,074      63.33      60.57      87.93
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                             Distribution by Margin

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Margin                 Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                  1   $      460,000     0.18%      5.000%       774        $460,000      80.00%    100.00%    100.00%
6.00- 6.49%                   23        9,962,008     3.96       5.402        685         433,131      78.87     100.00     100.00
6.50- 6.99%                  747      241,003,673    95.85       7.364        623         322,629      83.52      67.52      92.51
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        771   $  251,425,681   100.00%      7.282%       626        $326,103      83.33%     68.87%     92.82%
===================================================================================================================================

                   The Group III Fixed Rate Mortgage Loans(1)

Scheduled Principal Balance:                                       $71,606,608
Number of Mortgage Loans:                                                  622
Average Scheduled Principal Balance:                                  $115,123
Weighted Average Gross Coupon:                                          8.068%
Weighted Average Original FICO Score:                                      643
Weighted Average Original Combined LTV Ratio(2):                        82.28%
Weighted Average Stated Remaining Term (months):                           323
Weighted Average Seasoning (months):                                         3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
  Current Principal      Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       Balance             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000                 326   $    7,552,671    10.55%     11.784%       635        $ 23,168      98.96%     63.85%     97.74%
$50,001 - $75,000             83        5,045,391     7.05      10.183        630          60,788      90.44      70.67      82.89
$75,001 - $100,000            49        4,193,495     5.86       9.846        628          85,582      89.22      68.87      84.01
$100,001 - $125,000           31        3,502,756     4.89       9.374        621         112,992      87.76      77.80      81.32
$125,001 - $150,000            9        1,198,215     1.67       8.848        588         133,135      77.87      77.26      77.67
$150,001 - $200,000           13        2,336,265     3.26       8.621        583         179,713      77.63      71.01      84.96
$200,001 - $250,000            6        1,356,466     1.89       9.023        551         226,078      74.84      30.75     100.00
$250,001 - $300,000            4        1,120,313     1.56       8.465        632         280,078      75.10      23.16     100.00
$300,001 - $350,000           14        4,689,038     6.55       6.860        646         334,931      76.09      71.37      92.77
$350,001 - $400,000           21        7,858,688    10.97       6.925        636         374,223      76.75      56.69      94.93
$400,001 - $450,000           23        9,795,020    13.68       6.796        667         425,870      83.63      69.86      95.88
$450,001 - $500,000           25       12,122,108    16.93       6.964        657         484,884      77.24      56.09      95.89
$500,001 - $550,000            6        3,154,297     4.41       6.618        676         525,716      82.03      83.80     100.00
$550,001 - $600,000            7        4,028,383     5.63       7.020        661         575,483      74.31      71.78     100.00
$650,001 & Above               5        3,653,500     5.10       6.572        664         730,700      74.53     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Current Rate              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
6.00- 6.49%                   32   $   14,196,311    19.83%      6.266%       678        $443,635      75.50      81.90%     97.19%
6.50- 6.99%                   39       18,189,659    25.40       6.763        656         466,402      78.66      70.42      97.78
7.00- 7.49%                   12        4,941,283     6.90       7.226        663         411,774      79.49      46.31      83.04
7.50- 7.99%                   14        6,246,080     8.72       7.798        622         446,149      81.01      48.88     100.00
8.00- 8.49%                   47        7,101,686     9.92       8.274        611         151,100      79.73      65.45      78.53
8.50- 8.99%                   45        4,476,238     6.25       8.771        602          99,472      79.41      65.07      77.64
9.00- 9.49%                   19        2,050,656     2.86       9.281        570         107,929      79.86      53.27      95.23
9.50- 9.99%                   28        1,782,952     2.49       9.907        638          63,677      93.78      91.80      96.22
10.00-10.49%                  17        1,022,811     1.43      10.209        636          60,165      95.55      86.02     100.00
10.50-10.99%                  77        3,336,251     4.66      10.811        625          43,328      96.94      91.73      98.16
11.00-11.49%                  42        1,722,097     2.40      11.250        635          41,002      98.47      83.33      96.28
11.50-11.99%                  81        2,434,885     3.40      11.723        629          30,060      98.90      62.49      98.76
12.00-12.49%                  95        1,463,902     2.04      12.110        637          15,409      97.28      58.42      91.75
12.50-12.99%                  26          802,114     1.12      12.785        653          30,851      99.53       9.43      98.76
13.00-13.49%                  48        1,839,683     2.57      13.149        634          38,327      99.83       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Credit Score              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                   19   $    4,476,239     6.25%      6.948%       755        $235,592      78.89%     82.67%     77.43%
720-739                       12        1,061,539     1.48       8.635        729          88,462      95.21      27.01      84.98
700-719                       26        5,326,710     7.44       7.037        707         204,873      85.14      87.18      98.66
680-699                       34        6,453,186     9.01       7.112        689         189,800      81.43      62.51      94.49
660-679                       55        9,556,630    13.35       7.448        667         173,757      81.10      66.91      95.92
640-659                       84        8,006,314    11.18       8.743        650          95,313      88.77      61.23      93.62
620-639                      151       14,897,187    20.80       8.448        630          98,657      82.65      55.41      92.11
600-619                      129        9,420,778    13.16       8.558        611          73,029      85.86      76.86      95.02
580-599                       48        4,929,437     6.88       8.362        589         102,697      76.44      62.39      91.43
560-579                       17        1,633,538     2.28       8.325        568          96,090      82.59     100.00     100.00
540-559                       23        2,527,102     3.53       8.776        550         109,874      72.10      54.51     100.00
520-539                       15        1,827,387     2.55       8.965        528         121,826      70.97      72.40     100.00
500-519                        9        1,490,560     2.08       8.740        510         165,618      73.00      69.04      96.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                           Distribution by Lien Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Lien Status              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Liens                  215   $   58,023,686    81.03%      7.278%       644        $269,878      78.30%     66.62%     92.34%
Second Liens                 407       13,582,922    18.97      11.441        641          33,373      99.27      68.05      98.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                      Distribution by Original Combined LTV

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
     Original            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
   Combined LTV            Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below                 3          821,276     1.15       7.403        609         273,759      21.84      93.24     100.00
40.01 - 50.00%                 4        1,051,274     1.47       7.289        590         262,819      44.48      24.68      67.74
50.01 - 60.00%                 8        2,440,971     3.41       6.867        636         305,121      56.88      48.61      95.58
60.01 - 70.00%                35       10,598,869    14.80       7.245        640         302,825      66.33      47.61      87.91
70.01 - 80.00%                77       19,280,876    26.93       7.247        638         250,401      77.72      64.29      97.46
80.01 - 85.00%                24        5,273,965     7.37       7.575        632         219,749      84.53      70.87      94.73
85.01 - 90.00%                56       13,423,583    18.75       7.238        659         239,707      89.48      84.24      85.40
90.01 - 95.00%               137        5,753,320     8.03       8.508        653          41,995      94.75      77.70      97.38
95.01 - 100.00%              277       12,932,994    18.06      11.156        644          46,690      99.86      67.24      99.92
100.00 - 110.00%               1           29,479     0.04      11.750        613          29,479     103.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      66.89%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Documentation             Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     440   $   47,895,425    66.89%      7.885%       644        $108,853      73.45%    100.00%     92.71%
Stated Doc                   170       21,383,815    29.86       8.596        640         125,787      79.92       0.00      95.22
Easy Doc                      12        2,327,368     3.25       6.974        641         193,947      83.76       0.00      95.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Loan Purpose

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
 Loan Purpose              Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 190   $   44,356,465    61.94%      7.410%       633        $233,455      77.32%     64.22%     93.59%
Purchase                     422       24,174,218    33.76       9.378        660          57,285      90.85      72.01      92.67
Refinance                     10        3,075,925     4.30       7.263        649         307,593      86.29      65.12     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Occupancy Status         Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               570   $   66,989,678    93.55%      8.066%       641        $117,526      82.57%     66.28%    100.00%
Non-Owner Occupied            47        3,723,965     5.20       8.368        675          79,233      81.84      78.95       0.00
Second Home                    5          892,966     1.25       6.985        631         178,593      62.02      62.02       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
   Property              Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Unit                      47   $    8,742,554    12.21%      7.677%       658        $186,012      78.86%     57.64%     83.67%
Condo                         26        2,604,728     3.64       8.130        636         100,182      75.15      77.40      79.97
Single Family                549       60,259,326    84.15       8.122        641         109,762      83.08      67.77      95.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
       State               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California (Southern)        101   $   18,029,395    25.18%      7.478%       655        $178,509      84.19      69.56%     95.87%
New York                      51       12,172,735    17.00       7.518        652         238,681      78.27      41.07      95.59
California (Northern)         94       11,087,732    15.48       8.242        659         117,955      87.68      81.99      99.81
Florida                       67        5,577,756     7.79       8.376        634          83,250      82.40      67.73      86.54
New Jersey                    25        4,226,173     5.90       7.647        628         169,047      75.66      72.61      82.55
Maryland                      24        3,074,651     4.29       8.280        608         128,110      85.10      52.12      94.78
Connecticut                   20        2,433,065     3.40       7.857        622         121,653      77.59      71.03      96.75
Illinois                      26        1,922,005     2.68       8.510        625          73,923      78.83      60.25      85.20
Virginia                      14        1,853,673     2.59       7.757        651         132,405      78.48      86.02      96.54
Massachusetts                  7        1,375,048     1.92       7.790        656         196,435      70.62      67.35      63.73
Colorado                      10          948,509     1.32       8.721        617          94,851      94.37      90.75      99.10
Others                       183        8,905,866    12.44       9.732        619          48,666      82.56      73.51      91.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                            Distribution by Zip Code

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
                         Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
  Zip Codes                Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
92831                          2   $    1,092,682     1.53%      6.500%       702        $546,341      79.59%     53.23%    100.00%
95377                          2          860,805     1.20       6.478        698         430,403      87.53     100.00     100.00
94941                          1          769,293     1.07       6.700        677         769,293      64.33     100.00     100.00
07748                          1          747,915     1.04       6.400        684         747,915      75.00     100.00     100.00
91709                          1          747,643     1.04       6.750        630         747,643      79.79     100.00     100.00
93312                          1          697,844     0.97       6.250        664         697,844      74.21     100.00     100.00
94115                          1          690,805     0.96       6.750        665         690,805      80.00     100.00     100.00
33327                          1          592,998     0.83       6.870        713         592,998      90.00     100.00     100.00
21093                          1          584,351     0.82       6.250        629         584,351      80.00       0.00     100.00
94005                          1          576,084     0.80       6.990        667         576,084      88.92     100.00     100.00
Others                       610       64,246,188    89.72       8.238        639         105,322      82.58      64.80      92.81
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
    Remaining                                       Pool By    Weighted    Weighted       Avg.       Original                Pct.
    Months To            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
    Maturity               Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months               207   $    5,641,215     7.88%      9.769%       635        $ 27,252      85.36%     61.47%     93.48%
181 - 240  Months            209       10,880,549    15.19      11.046        644          52,060      98.23      70.26     100.00
241 - 360 Months             206       55,084,843    76.93       7.305        644         267,402      78.81      66.77      92.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                    Pct. Of                                            Avg.
                                                    Pool By    Weighted    Weighted       Avg.       Original                Pct.
 Amortization            Number Of    Principal    Principal  Avg. Gross      Avg.      Principal   Combined   Pct. Full    Owner
     Type                  Loans       Balance      Balance     Coupon     Orig. FICO    Balance       LTV      Loan Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        622   $   71,606,608   100.00%      8.068%       643        $115,123      82.28%     66.89%     93.55%
===================================================================================================================================

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Group I Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the A-1, M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates. The Group I Interest Rate Cap will have an initial notional amount of approximately $304,396,137 a strike rate of 1-month LIBOR, as shown below, effective up to 1-month LIBOR equal to 9.25% and a term of 32 months.

The Group I Interest Rate Cap Notional Amount Amortization Schedule
-------------------------------------------------------------------

                                 Interest Rate Cap
Distribution Period (months)    Notional Amount ($)        Strike At (%)
---------------------------- ------------------------ ------------------------
             1                   $304,396,136.76                 6.32031
             2                    297,255,668.00                 6.97695
             3                    290,209,271.95                 6.52928
             4                    283,253,609.21                 6.53156
             5                    276,385,778.44                 6.75144
             6                    269,603,309.45                 6.13945
             7                    262,904,154.51                 7.23766
             8                    256,286,677.98                 6.33439
             9                    249,749,644.12                 6.53999
             10                   243,292,203.18                 6.99215
             11                   236,913,875.79                 6.54185
             12                   230,614,535.61                 7.24341
             13                   224,394,390.45                 6.54278
             14                   218,341,093.56                 6.76122
             15                   212,450,183.08                 6.14687
             16                   206,717,316.32                 7.24490
             17                   201,138,266.52                 6.54411
             18                   195,708,919.79                 6.33992
             19                   190,425,272.07                 7.00179
             20                   185,283,547.92                 6.56770
             21                   180,280,252.01                 8.27783
             22                   175,446,048.10                 9.13296
             23                   170,740,714.51                 8.02488
             24                             0.00                 0.00000
             25                   161,703,048.08                 9.13217
             26                   157,364,170.78                 8.83550
             27                   153,141,122.60                 9.23551
             28                             0.00                 0.00000
             29                             0.00                 0.00000
             30                             0.00                 0.00000
             31                             0.00                 0.00000
             32                   133,722,229.26                 8.95794